UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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THE BANK OF KENTUCKY FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE BANK OF KENTUCKY FINANCIAL CORPORATION
111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
(859) 371-2340

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 20, 2012

Notice is hereby given that the Annual Meeting of Stockholders of The Bank of Kentucky Financial Corporation (“BKFC”) will be held at the Hilton Cincinnati Airport, 7373 Turfway Road, Florence, Kentucky 41042, on April 20, 2012, at 5:00 p.m., Eastern Daylight Saving Time (the “Annual Meeting”), for the following purposes:

(1)	To elect nine directors of BKFC for terms expiring in 2013;

(2)	To ratify the selection of Crowe Horwath LLP as the independent registered public accounting firm of BKFC for the current fiscal year;

(3)	To approve, on a non-binding, advisory basis, the compensation of BKFC’s executive officers;

(4)	To vote, on a non-binding, advisory basis, on the frequency of future advisory votes to approve BKFC’s executive compensation program;

(5)	To approve the adoption of BKFC’s 2012 Stock Incentive Plan; and

(6)	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Enclosed with this Notice is a Proxy Statement, Proxy Card and business reply postage-paid envelope (collectively, “Proxy Materials”). The foregoing matters are described in more detail in the enclosed Proxy Statement.

Important notice regarding the availability of Proxy Materials for the Annual Meeting of Stockholders: This Proxy Statement and Proxy Card are available on our website at www.bankofky.com under the “Investor Relations” link by clicking “SEC Filings” or by going directly to https://www.bankofky.com/investor-relations/annual-report.aspx

Only BKFC’s stockholders of record at the close of business on March 2, 2012, will be entitled to receive notice of, and to vote at, the Annual Meeting.

BKFC’s Proxy Statement accompanies this notice of the Annual Meeting. Financial and other information about BKFC is contained in the enclosed Annual Report to Stockholders for the fiscal year ended December 31, 2011.

You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to sign, date and promptly return the enclosed proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting. Any stockholder who executes such a proxy may revoke it at any time before it is exercised.

By Order of the Board of Directors

Herbert H. Works, Secretary

Crestview Hills, Kentucky
March 16, 2012

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THE BANK OF KENTUCKY FINANCIAL CORPORATION
111 Lookout Farm Drive
Crestview Hills, Kentucky 41017
(859) 371-2340

PROXY STATEMENT

The Board of Directors of The Bank of Kentucky Financial Corporation, a Kentucky corporation (“BKFC”), is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the 2012 Annual Meeting of Stockholders of BKFC to be held at the Hilton Cincinnati Airport, 7373 Turfway Road, Florence, Kentucky 41042, on April 20, 2012, at 5:00 p.m., Eastern Daylight Saving Time, and at any adjournment or postponement thereof (the “Annual Meeting”). The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

•	delivering a written notice of revocation to BKFC, Attention: Secretary;

•	delivering a duly executed proxy bearing a later date to BKFC; or

•	attending the Annual Meeting and voting in person.

Proxies may be solicited by the directors, officers and other employees of BKFC in person or by telephone, telecopy, telegraph or mail without additional compensation. The cost of soliciting proxies will be borne by BKFC.

This Proxy Statement is first being mailed to stockholders of BKFC on or about March 19, 2012. This Proxy Statement and a sample of the form of proxy card sent to stockholders by BKFC are available at: https://www.bankofky.com/investor-relations/annual-report.aspx

VOTING SECURITIES

Only stockholders of record as of 5:00 p.m., Eastern Daylight Saving Time on March 2, 2012, which is the “Record Date,” will be entitled to vote at the Annual Meeting and will be entitled to cast one vote for each common share of BKFC (each “Share”) owned. BKFC’s records disclose that, as of the Record Date, there were 7,451,035 votes entitled to be cast at the Annual Meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election (the “Inspector”) with the assistance of BKFC’s transfer agent. The Inspector will also determine whether or not a quorum is present. The presence, in person or by proxy, of a majority of the issued and outstanding Shares entitled to vote at the Annual Meeting is necessary to establish a quorum at the Annual Meeting. Abstentions and broker non-votes (“Non-Votes”) will be counted by the Inspector for purposes of determining the presence or absence of a quorum, but are not counted as votes cast at the meeting. Abstentions occur when the authority to vote on any particular matter submitted to the stockholders for a vote is withheld. Non-Votes occur when brokers who hold their customers’ shares in street name submit proxies for such shares on some matters, but not others. Generally, this would occur when brokers have not received any instructions from their customers. In these cases, the brokers, as the holders of record, are permitted to vote on “routine” matters, which typically include the ratification of the independent registered public accounting firm, but not on non-routine matters. Brokers are not permitted to vote on the election of directors without instructions from their customers.

Each properly executed proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

FOR the election of Charles M. Berger, John S. Cain, Harry J. Humpert, Barry G. Kienzle, John E. Miracle, Mary Sue Rudicill, Ruth M. Seligman-Doering, Herbert H. Works and Robert W. Zapp as directors of BKFC for terms expiring in 2013;

FOR the ratification of the selection of Crowe Horwath LLP (“Crowe Horwath”) as the independent registered public accounting firm of BKFC for the current fiscal year;

FOR the approval, on a non-binding, advisory basis, of the compensation of BKFC’s executive officers;

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FOR a vote of “one year” for the vote, on a non-binding, advisory basis, on the frequency of future advisory votes on executive compensation; and

FOR the adoption of BKFC’s 2012 Stock Incentive Plan.

The Board of Directors recommends a vote “FOR” each of these proposals.

VOTE REQUIRED

Election of Directors

At the Annual Meeting, nine directors are to be elected for terms expiring in 2013. The nine nominees receiving the greatest number of votes will be elected as directors of BKFC for terms expiring in 2013. Broker Non-Votes and abstentions are not counted toward the election of directors or toward the election of the individual nominees specified on the proxy. Because the election of directors has been determined to be a “non-routine” matter, the ability of your bank or broker to vote a Non-Vote in the election of directors on a discretionary basis is not permitted. Thus, if you hold your Shares in street name and you do not instruct your bank or broker how to vote in the election of directors, your Shares will be considered Non-Votes and no votes will be cast on your behalf with respect to the election of directors.

Ratification of Selection of Independent Registered Public Accounting Firm

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year. An abstention is not counted toward the ratification of the selection of Crowe Horwath as the independent registered public accounting firm, and the effect of an abstention is the same as a vote “against” the ratification. With respect to Non-Votes relating to the ratification of the selection of Crowe Horwath as the independent registered public accounting firm, such person’s Shares will be voted FOR the ratification of the selection of Crowe Horwath as the independent registered public accounting firm and will not be considered Non-Votes because the ratification of auditors has been determined to be a “routine” matter upon which your bank or broker has the authority to vote uninstructed Shares.

Advisory Vote on Executive Compensation

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve, on a non-binding, advisory basis, the proposal regarding the compensation of BKFC’s executive officers. Non-Votes and abstentions are not counted toward the non-binding, advisory vote regarding the compensation of BKFC’s executive officers. Thus, the effect of an abstention or a Non-Vote is the same as an “against” vote.

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

The vote, on a non-binding, advisory basis, on the frequency of the advisory vote to approve BKFC’s executive compensation program will be determined by a plurality of votes cast. Non-Votes and abstentions are not counted toward the non-binding, advisory proposal regarding the frequency of the advisory vote on BKFC’s executive compensation program.

Adoption of the 2012 Stock Incentive Plan

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the proposal to adopt the 2012 Stock Incentive Plan. Non-Votes and abstentions are not counted toward the vote to approve the 2012 Stock Incentive Plan. Thus, the effect of an abstention or a Non-Vote is the same as an “against” vote.

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CORPORATE GOVERNANCE

BKFC periodically reviews its corporate governance policies and procedures to ensure that it reports results with accuracy and transparency and maintains compliance with the laws, rules and regulations that govern the operation of BKFC and its wholly-owned subsidiary, The Bank of Kentucky, Inc. (the “Bank”). As part of this periodic corporate governance review, the Board of Directors reviews and adopts corporate governance policies and practices for BKFC, as appropriate.

Code of Ethics

All BKFC and Bank employees and directors, including BKFC’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, are required to abide by the Bank’s Code of Ethics (the “Code of Ethics”). Accordingly, BKFC does not maintain a separate code of ethics applicable solely to its principal executive officer, principal financial officer and/or its principal accounting officer or persons performing similar functions. The BKFC Board of Directors believes that this Code of Ethics substantially conforms to the code of ethics required by the rules and regulations of the Securities and Exchange Commission (the “SEC”). The Code of Ethics requires that the Bank’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Bank’s best interest. Under the terms of the Code of Ethics, directors, executive officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.

BKFC will provide a copy of the Code of Ethics without charge to any person upon written request to BKFC at its principal executive office at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017, Attention: President.

The Board of Directors - Leadership Structure

BKFC’s leadership structure is currently organized such that the positions of Chairman of the Board of Directors and the President and Chief Executive Officer (“CEO”) (the principal executive officer) of BKFC are filled by two different persons (currently Mr. Rodney S. Cain and Mr. Robert W. Zapp, respectively). Under BKFC’s Bylaws, the Chairman of the Board presides at all meetings of the stockholders and of the Board of Directors and is authorized to sign records thereof. In contrast, under BKFC’s Bylaws, the President and CEO’s actions remain subject to the control of the Board of Directors. The President and CEO’s duties include general supervision and control of all of the business and affairs of BKFC, as well as the authority to sign deeds, mortgages, bonds, contracts or other instruments which the Board of Directors has authorized to be executed (unless the Board of Directors expressly designates otherwise). However, in the absence of the Chairman of the Board, the President and CEO is authorized to perform all of the duties of the Chairman of the Board. BKFC’s Bylaws do not expressly prohibit the same person from serving as both Chairman of the Board and President and CEO. Although Mr. Rodney S. Cain is a significant stockholder of BKFC, owning approximately 10.7% of the outstanding Shares of BKFC, the Board believes that in his capacity as Chairman he is able to provide sufficient oversight of BKFC management, enabling the President and CEO to focus on leading the day-to-day operations of BKFC and allowing the Chairman to lead the entire Board in overall strategy decisions and corporate governance. On January 20, 2012, Mr. Rodney S. Cain provided notice of his intention not to stand for re-election to the Board of Directors of BKFC and the Bank when his current term expires at the Annual Meeting. Therefore, after the Annual Meeting when Mr. Rodney S. Cain’s term expires, the Board of Directors will consider the appointment of a new Chairman.

The Board of Directors - Risk Management

Oversight of risk management is central to the role of the Board of Directors. Currently, BKFC’s Audit Committee has primary responsibility for overseeing BKFC’s risk management processes, including those relating to litigation and compliance risk, on behalf of the full Board of Directors. The Audit Committee evaluates BKFC’s risk assessment and risk management policies and inquires about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks. The Compensation Committee is chiefly responsible for compensation-related risks. The report of the Compensation Committee is set forth in this Proxy Statement under the heading “Compensation Committee Report on Executive and Employee Compensation” below. The committees also receive regular reports from management regarding BKFC’s risks and report regularly to the full Board of Directors concerning risk. In accordance with applicable SEC rules, the Compensation Committee conducts a risk based assessment of the BKFC compensation plans, policies and practices to determine whether such plans, policies and practices create risks that are reasonably likely to have a material adverse effect on BKFC. Based on this assessment, the Compensation Committee has concluded that the BKFC compensation plans, policies and practices do not create risks that are reasonably likely to have a material adverse effect on BKFC. As part of its assessment, the Compensation Committee evaluated BKFC’s compensation plans and programs to determine their propensity to cause undue risk taking by employees, including senior executive officers, relative to the level of risk associated with BKFC’s business model and operations. The Compensation Committee believes that BKFC does not use highly leveraged short-term incentives that encourage high risk behavior at the expense or detriment of long-term value and which are reasonably likely to create a material adverse effect. The Compensation Committee completed its assessment in 2011 as part of its obligation to oversee the compensation risk assessment process for BKFC.

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The Board of Directors - Independence

The Board of Directors has determined that each director, other than Robert W. Zapp, is independent within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market (“NASDAQ”). In making this determination, the Board of Directors was aware of and considered the loan and deposit relationships with directors and their related interests which the Bank enters into in the ordinary course of its business, and the lease and other arrangements which are disclosed under “Certain Relationships and Related Transactions” in this Proxy Statement. Mr. Rodney S. Cain’s independence was not evaluated due to his decision not to stand for re-election; however, last year’s evaluation determined that Mr. Rodney S. Cain was not independent.

Meetings and Committees of the Board of Directors

The Board of Directors of BKFC met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2011. The Board of Directors of the Bank also met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2011. Each director attended at least 75% of the aggregate of the total meetings of the Boards of Directors and the total meetings of the committees on which he or she served.

Compensation Committee

The Compensation Committee of BKFC consisted of Dr. Miracle, Mr. Works and Ms. Rudicill in 2011, each of whom was “independent” as that term is defined in NASDAQ Rule 5605(a)(2). The Compensation Committee met 4 times in 2011. The Compensation Committee has a written charter, which is filed herewith. The Compensation Committee of BKFC also serves as the Compensation Committee for the Bank.

The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation, options and incentive compensation awards and plans, and other forms of compensation for the President and CEO and the Treasurer and Assistant Secretary as described in this Proxy Statement. The Compensation Committee makes its recommendations to the Board of Directors, which has final approval of the compensation package for the President and CEO and the Treasurer and Assistant Secretary. Further, the President and CEO makes recommendations to the Compensation Committee regarding the compensation of the Treasurer and Assistant Secretary, subject to the Board of Directors’ final approval of the compensation package for the Treasurer and Assistant Secretary. Mr. Rodney S. Cain and Mr. Works are members of the Board of Directors and receive no compensation for serving as officers of BKFC, but receive the same compensation as other members of the Board of Directors. To date, no compensation consultant has been engaged by the Compensation Committee, Board of Directors or management to assist with establishing executive compensation. The Compensation Committee also prepares the Compensation Committee Report for inclusion in the BKFC Proxy Statement. The report of the Compensation Committee is set forth in this Proxy Statement under the heading “Compensation Committee Report on Executive and Employee Compensation.”

Audit Committee

The Audit Committee of BKFC consisted of Messrs. Humpert and Kienzle and Ms. Rudicill in 2011, each of whom was “independent” as that term is defined in NASDAQ Rule 5605(a)(2) and met the criteria for independence set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that each Audit Committee member is financially literate and has determined that Mr. Kienzle is an “audit committee financial expert” as defined under SEC rules and regulations by virtue of his background and experience, as described in his biography under the heading “Proposal No. 1: Election of Directors.” The Audit Committee met 16 times in 2011. The Audit Committee of BKFC also serves as the Audit Committee for the Bank. The responsibilities of the Audit Committee include the following:

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•	retaining an independent registered public accounting firm to conduct the annual audit of BKFC’s consolidated financial statements and internal control over financial reporting;

•	reviewing the proposed scope of the audits of the independent registered public accounting firm and BKFC’s internal auditors;

•	reviewing the results of the audits performed by the independent registered public accounting firm and BKFC’s internal auditors;

•	reviewing BKFC’s accounting and financial controls with the independent registered public accounting firm and BKFC’s internal audit, financial and accounting staff;

•	overseeing the accounting and financial reporting processes of BKFC and its subsidiary;

•	instituting procedures for the receipt, retention and treatment of complaints received by BKFC regarding accounting, internal accounting controls or auditing matters; and

•	assisting the Board of Directors in the oversight of:

•	the integrity of BKFC’s consolidated financial statements and the effectiveness of BKFC’s internal control over financial reporting;

•	the performance of BKFC’s independent registered public accounting firm and internal auditors;

•	the independent registered public accounting firm’s and internal auditors’ qualifications and independence; and

•	the legal compliance and ethics programs established by management and the full Board of Directors.

The Audit Committee will also carry out any other responsibilities delegated to the Audit Committee by the full Board of Directors. The report of the Audit Committee required by the rules of the SEC is included in this Proxy Statement. See “Proposal No. 2: Ratification of Independent Registered Public Accounting Firm — Audit Committee Report.”

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of BKFC, which was formed on August 19, 2011, consisted of Dr. Miracle, Ms. Seligman-Doering and Messrs. Humpert, Kienzle and Berger in 2011, each of whom was “independent” as that term is defined in NASDAQ Rule 5605(a)(2). The Nominating and Corporate Governance Committee met one time after being formed in August of 2011. The Nominating and Corporate Governance Committee has a written charter, which is filed herewith. The Nominating and Corporate Governance Committee of BKFC also serves as the Nominating and Corporate Governance Committee for the Bank.

Prior to August 19, 2011, BKFC did not have a committee performing the function of a nominating committee. The nominating process and the selection of persons to serve as members of the Board of Directors was carried out in accordance with NASDAQ listing standards and certain director nomination procedures adopted by the Board of Directors in September 2008. These procedures required that the independent members of the Board of Directors (the “Independent Directors”) evaluate the desirability of, and recommend to, the full Board of Directors any changes in the size and composition of the Board of Directors.

The Nominating and Corporate Governance Committee, taking over the duties of the Independent Directors, is responsible for identifying qualified candidates to become members of the Board of Directors, selecting nominees to be considered as candidates and advising the Board of Directors of the nominees recommended to stand for election as directors, recommending any candidates to fill vacancies, recommending nominees to serve on each committee of the Board of Directors and developing and recommending to the Board of Directors a set of corporate governance guidelines and principles applicable to BKFC and its subsidiaries and providing oversight and review with respect to such matters. The Nominating and Corporate Governance Committee also evaluates the size and composition of the Board of Directors, reviews and amends the authority given to each committee of the Board of Directors and retains and terminates, as appropriate, any search firm used to identify director candidates.

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Director Nomination Process

In its deliberations, the Nominating and Corporate Governance Committee considers, among other things, the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, as well as demonstrated leadership skills, the need for independence and involvement in community, business and civic affairs. While the Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominee candidates, the nomination procedures adopted by the Board of Directors and contained in the Nominating and Corporate Governance Committee’s charter requires that the Nominating and Corporate Governance Committee evaluate a broad array of criteria, as well as the overall mix of such criteria, when considering director nominees. The Nominating and Corporate Governance Committee considers a wide range of viewpoints, backgrounds, skills and experience in identifying director nominee candidates.

Any nominee for director chosen by the Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, must be highly qualified with regard to some or all the attributes listed above. In searching for qualified director candidates to fill vacancies, the Board of Directors and Nominating and Corporate Governance Committee solicits its then current directors for the names of potential qualified candidates. Moreover, the Board of Directors may ask its directors to pursue their own business contacts for the names of potential qualified candidates. The Nominating and Corporate Governance Committee would then consider the potential pool of director candidates, select the top candidate based on the candidates’ qualifications and the Board of Directors’ needs and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of BKFC.

BKFC’s By-Laws set forth procedures that must be followed by stockholders seeking to make nominations for directors. In accordance with Section 3.3 of the By-Laws, nominees for election as directors may be proposed only by the directors or by a stockholder entitled to vote for directors if such stockholder has submitted a written nomination to the Secretary of BKFC by the later of the November 30th immediately preceding the annual meeting of stockholders or the sixtieth day before the first anniversary of the most recent annual meeting of stockholders held for the election of directors (unless the annual meeting is not held on or before the thirty-first day following such anniversary, in which case such written notice must be submitted no later than the close of business on the seventh day following the day on which the notice of the annual meeting is mailed to stockholders). Each such written nomination must state the name, age, business or residence address of the nominee, principal occupation or employment of the nominee, number of Shares owned either beneficially or of record by each such nominee and length of time such Shares have been owned. In the event a stockholder has submitted a proposed nominee, the Board of Directors and the Nominating and Corporate Governance Committee would consider the proposed nominee, along with any other proposed nominees recommended by individual directors, in the same manner in which the Board of Directors and the Nominating and Corporate Governance Committee would evaluate nominees for director recommended by the Board of Directors.

Compensation Committee Interlocks and Insider Participation

Dr. Miracle, Mr. Works and Ms. Rudicill serve on the Compensation Committee. None of the members of the Compensation Committee are, or have been, an employee or officer of BKFC or the Bank, other than Mr. Works who serves as Secretary but receives no compensation for his role as Secretary. During fiscal year 2011, no member of the Compensation Committee had any relationship with BKFC or the Bank requiring disclosure under Item 404 of Regulation S-K. None of the executive officers serves on the board of directors or compensation committee of a company that has an executive officer serving on BKFC’s Board of Directors or Compensation Committee.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of BKFC’s Shares as of March 16, 2012 by:

•	any person who is known to BKFC to own beneficially more than 5% of BKFC’s Shares;

•	each of BKFC’s directors;

•	the Chief Executive Officer and Treasurer of BKFC (together, the “Named Executive Officers,” as there were no other “executive officers” as defined by SEC regulation who received a total annual compensation package in excess of $100,000 for fiscal year 2011); and

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•	all current Named Executive Officers and directors as a group.

All Shares are owned with sole voting and investment power by each person listed, unless otherwise indicated by a footnote. The Shares subject to options currently exercisable or exercisable within 60 days of March 15, 2012 are deemed outstanding for calculating the percentage of outstanding Shares of the person holding those options, but are not deemed outstanding for calculating the percentage of any other person. The address of each beneficial owner is c/o BKFC, at 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017, unless otherwise indicated by footnote. As of March 16, 2012, there were 7,451,035 Shares outstanding, each Share entitled to one vote.

Name and Address	Amount and Nature of Beneficial Ownership		Percentage of Shares Outstanding
Directors & Executive Officers
Charles M. Berger	43,243	(1)	*
Rodney S. Cain	797,822	(2)	10.70%
John S. Cain	83,808	(3)	1.12%
Harry J. Humpert	41,703	(4)	*
Barry G. Kienzle	16,080	(5)	*
John E. Miracle	163,084	(6)	2.19%
Mary Sue Rudicill	80,680	(7)	1.08%
Ruth M. Seligman-Doering	114,080	(8)	1.53%
Herbert H. Works	39,615	(9)	*
Robert W. Zapp	204,636	(10)	2.73%
Martin J Gerrety	19,896	(11)	*

All directors, nominees and executive officers of BKFC as a group (10 persons)	1,604,647		21.26%

Beneficial Owners Holding More than 5%
The R.C. Durr Foundation Inc.(12)	538,000		7.22%
Wellington Management Company, LLP(13)	590,122		7.92%

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*	Less than 1%
(1)	Includes 3,628 Shares held jointly by Mr. Berger and his spouse; 6,709 Shares held by Mr. Berger’s spouse; 15,000 Shares held by Berger-Collins L.L.C., of which Mr. Berger is the managing member; and 6,000 Shares that may be acquired upon the exercise of options.
(2)	Includes 791,822 Shares owned jointly by Mr. Rodney S. Cain and his spouse and 6,000 Shares that may be acquired upon the exercise of options. This information is based on a Schedule 13G filed by Mr. Rodney S. Cain on February 7, 2012.
(3)	Includes 35,072 Shares held in trusts for each of Mr. John Cain’s children and 40,703 Shares held in joint tenancy with his wife. 15,040 shares are held as collateral for a loan from the Bank.
(4)	Includes 15,798 Shares owned by Mr. Humpert’s wife and 4,500 Shares that may be acquired upon the exercise of options.
(5)	Includes 3,785 Shares owned by Mr. Kienzle’s spouse and 4,500 Shares that may be acquired upon the exercise of options.
(6)	Includes 35,996 Shares owned by Dr. Miracle’s spouse; 4,225 Shares owned jointly by Dr. Miracle and his wife; 1,093 Shares owned by Dr. Miracle’s grandchild; and 6,000 Shares that may be acquired upon the exercise of options.
(7)	Includes 10,740 Shares owned jointly by Ms. Rudicill and her spouse; 13,500 Shares owned by Belleview Sand and Gravel, Inc., of which Ms. Rudicill is Chairman and which is owned by Ms. Rudicill and her spouse; and 6,000 Shares that may be acquired upon the exercise of options.
(8)	Includes 1,251 Shares held in trust, of which Ms. Seligman-Doering is the trustee, and 6,000 Shares that may be acquired upon the exercise of options.
(9)	Includes 2,000 Shares owned by Boone-Kenton Lumber, of which Mr. Works is the President and owner, and 6,000 Shares that may be acquired upon the exercise of options.
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(10)	Includes 43,715 Shares owned jointly by Mr. Zapp and his spouse; 2,748 Shares held by Mr. Zapp’s spouse as custodian for Mr. Zapp’s daughter; 40,377 Shares owned by Mr. Zapp’s spouse; and 34,930 Shares that may be acquired upon the exercise of options.
(11)	Includes 3,366 Shares held by Mr. Gerrety’s spouse and 15,980 Shares that may be acquired upon the exercise of options.
(12)	This information is based on a Schedule 13G filed by The R.C. Durr Foundation Inc. (the “Foundation”) on February 7, 2012. The Foundation has sole voting power of all of the shares. The address of the Foundation is 541 Buttermilk Pike, Suite 544, Covington, Kentucky 41017.
(13)	This information is based on a Schedule 13G filed by Wellington Management Company, LLP (“Wellington Management”) on February 14, 2012. As of February 14, 2012, Wellington Management shared dispositive power over 590,122 of these Shares and shared voting power over 560,627 of these Shares. Wellington Management, in its capacity as investment adviser, may be deemed to beneficially own 590,122 Shares which are held of record by clients of Wellington Management. The address for Wellington Management is 280 Congress Street, Boston, MA 02210.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Nine directors, representing all of the current directors of BKFC, except for Mr. Rodney S. Cain who has elected not to run for re-election as disclosed on a Form 8-K filed with the SEC on January 25, 2012, are to be elected at the Annual Meeting to serve until the annual meeting of stockholders in 2013 or until their respective successors are elected or appointed. The terms of all of BKFC’s directors will expire immediately prior to the election of directors at this Annual Meeting.

If any nominee is unable to stand for election, the proxies will be voted for such substitute as the Board of Directors recommends. As of the date of mailing this Proxy Statement, the Board of Directors knows of no reason why any nominee would be unable to serve if elected. On January 20, 2012, Mr. Rodney S. Cain, the current Chairman of the Board, informed the Board of Directors of BKFC that he does not intend to stand for re-election after his term expires at the Annual Meeting. Although the Board of Directors intends to elect a new Chairman to fill the vacancy that will be left by Mr. Rodney S. Cain, such determination has not been made. As a result of Mr. Cain’s intention not to stand for re-election, the size of the Board will be reduced to nine.

Information regarding the nominees for election and continuing directors is provided below. The age indicated for each individual is as of March 15, 2012. Unless otherwise stated, the indicated period of service as a director includes service as a director of the Bank. There are no family relationships among directors or executive officers of BKFC other than the relationship between John and Rodney S. Cain. John S. Cain, a member of the Board of Directors of both BKFC and the Bank, is the son of Rodney S. Cain, the current Chairman of the Board of Directors of both BKFC and the Bank. Each nominee to the Board of Directors was recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors.

Nominees for the Board of Directors

Name	Age	Position(s) Held
Charles M. Berger	59	Director
John S. Cain	48	Director
Harry J. Humpert	86	Director
Barry G. Kienzle	60	Director
John E. Miracle	69	Director
Mary Sue Rudicill	68	Director
Ruth M. Seligman-Doering	71	Director
Herbert H. Works	83	Secretary and Director
Robert W. Zapp	60	President, CEO and Director

Charles M. Berger has served as a director of both BKFC and the Bank since April 2002. He currently is chair of the Nominating and Corporate Governance Committee and serves as a member of the Executive, Trust and IT Committees of the Bank. Since 1975, Mr. Berger has been employed by Chas. H. Biltz Insurance Agency, Inc., an independent insurance agency based in Covington, Kentucky that offers commercial and personal insurance products and solutions and employee benefits services, and has served as its President since 1994. In such capacity, Mr. Berger has extensive experience in the financial services industry, overseeing the day-to-day operations of the Chas. H. Biltz Insurance Agency and its 28 employees in representing national and regional insurance carriers in offering a variety of products and services. He received his Bachelor of Science degree in business from Northern Kentucky University in 1975. As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Berger should serve as a director because of his general business, risk management, finance and accounting, compliance, corporate governance and entrepreneurial experience, as well as his experience in the financial services industry and corporate management experience and skills.

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John S. Cain has served as a director of both BKFC and the Bank since August 2010 and is a member of the IT Committee of the Bank. Mr. John Cain is the President of Wiseway Supply, a privately held electrical, plumbing and lighting supplies company based in Florence, Kentucky, and, as President, has been responsible for the day-to-day operations and strategic decisions of the family business since 1994. In 2011, Mr. John S. Cain co-founded and serves on the Board of Managers and Credit Committee for Alliance Business Lending, LLC, an asset-based lender. Prior to that, Mr. John Cain was an internal auditor and financial analyst for Procter & Gamble Company. He obtained his undergraduate degree from the University of Kentucky in 1986 and received his Juris Doctor from Northern Kentucky University in 1993. Raised in Kentucky, Mr. John Cain is heavily involved in the community, contributing his talents to many local organizations. He currently serves on the Board of Directors for Governor’s Scholars, is past Chair of the Northern Kentucky Chamber of Commerce and is a current member of Tri-County Economic Development Corporation. Mr. John Cain was chosen to be a director due to his community leadership, management skills and entrepreneurial experiences. Mr. John Cain brings to our board in-depth knowledge and experiences with various members of the community, his expertise on financial matters, as well as a perspective on making decisions necessary for growth and success.

Harry J. Humpert has served as a director of BKFC and the Bank since 1995, is currently the Chair of the Community Reinvestment Act (“CRA”) Committee of the Bank, and serves as a member of the Nominating and Corporate Governance, Executive and Audit Committees of the Bank and BKFC. Mr. Humpert is the President of Humpert Enterprises, Inc., a company that operates Klingenberg’s Hardware and Paint in Covington, Kentucky and has been employed by that company for the last 50 years. Mr. Humpert served as chairman of the board of directors of Burnett Savings Bank in Covington, Kentucky until the institution was purchased by the Bank of Kentucky in 1995. He received his Bachelor of Science degree in business administration from the University of Dayton. As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Humpert should serve as a director because of his corporate management skills and experience, his experience in the financial services industry, as well as his general business, sales, good judgment and integrity, and entrepreneurial experience.

Barry G. Kienzle was appointed by the Board of Directors in February 2007, and is currently the Chair of the Audit Committee of both BKFC and the Bank and serves as a member of the Nominating and Corporate Governance Committee. Mr. Kienzle also serves as a member of the Trust Committee and IT Committee of the Bank. Since 1987, Mr. Kienzle has been employed as the Senior Vice President and Chief Financial Officer (“CFO”) of Paul Hemmer Companies, a real estate development and construction firm based in Fort Mitchell, Kentucky. Mr. Kienzle is also a member of the board of directors of the Paul Hemmer Company and serves as a director for affiliated entities Paul Hemmer Development Co. III and Paul Hemmer Development Co IV. Mr. Kienzle is a member of the Ohio Society of CPAs and the American Institute of CPAs and maintains an inactive Ohio CPA license. As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Kienzle should serve as a director because of his general business, finance and accounting, audit, compliance, corporate governance and corporate management experience, as well as his experience in the real estate industry. Mr. Kienzle’s experience as a CFO provides him with an in-depth understanding of generally accepted accounting principles and the application of such principles to various accounting estimates, accruals and reserves.

John E. Miracle, D.M.D., has served as a director of BKFC since its inception in 1994 and of the Bank since 1991. He is currently a member of the Compensation and Nominating and Corporate Governance Committees for BKFC and the Trust Committee for the Bank. Dr. Miracle had a private dental practice for 30 years and retired from practice in September 1999. As a result of these and other professional experiences, the Board of Directors has concluded that Dr. Miracle should serve as a director because of his general business and entrepreneurial experience. Through his long-term service on the Board of Directors of BKFC and the Bank, Dr. Miracle brings to our Board an in-depth knowledge of the business of the Bank and BKFC.

Mary Sue Rudicill has served as a director of BKFC since its inception in 1994 and of the Bank since 1991 and is presently a member of the BKFC Audit and Compensation Committees. She is also a member of the Audit, CRA and Compliance Committees of the Bank. Ms. Rudicill has a background in accounting and finance, serving as an auditor and a member of the board of directors of Boone State Bank & Trust Company from 1971 to 1986. Ms. Rudicill is presently, and has served for the past 17 years as, the Chairperson of Belleview Sand and Gravel, Inc. and Gravelview Trucking Company, family owned businesses based in Burlington, Kentucky that supply sand, gravel, concrete, aggregates and masonry products throughout northern Kentucky. As Chairperson, Ms. Rudicill oversees all aspects of the business, finance and operations of Belleview Sand and Gravel, Inc. and Gravelview Trucking Company, which have a total of 20 employees. As a result of these and other professional experiences, including the experience and skills acquired by Ms. Rudicill during her long-term service on the boards of directors of financial services institutions, the Board of Directors has concluded that Ms. Rudicill should serve as a director because of her corporate management skills and experience, as well as her general business, sales, corporate governance, accounting and finance, audit and entrepreneurial experience.

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Ruth M. Seligman-Doering has served as a director of BKFC since its inception in 1994 and of the Bank since its inception in 1990 and is presently a member of the Nominating and Corporate Governance Committee of BKFC, chair of the Trust Committee of the Bank and a member of the CRA and IT Committees of the Bank. Ms. Seligman-Doering is director of Charles Seligman Distributing Company, Inc., a family owned beverage wholesaler and distributor based in Walton, Kentucky and has also been its President and CEO since 1992, overseeing all aspects of its day-to-day operations and approximately 125 employees. As a result of these and other professional experiences, the Board of Directors has concluded that Ms. Seligman-Doering should serve as a director because of her corporate management skills and experience, as well as her general business, sales, corporate governance and entrepreneurial experience.

Herbert H. Works has served as a director of BKFC since its inception in 1994 and a director of the Bank since 1992. Since 2003, Mr. Works has served as the Secretary of both BKFC and the Bank, and he currently serves as a member of the Compensation Committee of BKFC and as a member of the Executive and IT Committees of the Bank. Mr. Works is the President of Boone-Kenton Lumber Company, located in Erlanger, Kentucky, which provides lumber and related products and services for the building industry. Mr. Works has been employed by that company for the last 27 years where he has overseen all aspects of its business and operations. As a result of these and other professional experiences, including the experience and skills acquired by Mr. Works during his service as Secretary of BKFC, the Board of Directors has concluded that Mr. Works should serve as a director because of his general business, corporate management, sales and entrepreneurial experience.

Robert W. Zapp has served as a director of BKFC since its inception in 1994 and a director of the Bank since its inception in 1990. Mr. Zapp is the President and CEO of the Bank and BKFC and has served in that capacity since each of their inceptions. Prior to that, Mr. Zapp was the President of Fifth Third Bank of Kenton County, formerly Security Bank, and resigned as President of such institution in order to participate in the organization of the Bank. Prior to that, Mr. Zapp served as the Executive Vice President over lending and on the board of directors for Boone State Bank in northern Kentucky. As a result of these and other professional experiences, including the experience and skills acquired by Mr. Zapp during his service in various management positions within BKFC and the Bank, as well as his extensive experience in the financial services industry, the Board of Directors has concluded that Mr. Zapp should serve as a director because of his general business, risk management, corporate governance, corporate management, bank regulatory, legal and public company experience.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all nominees named above.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Crowe Horwath as the independent registered public accounting firm of BKFC and the Bank for the current fiscal year. Crowe Horwath has been the auditor of BKFC since 1995. In the event that ratification of this selection of the independent registered public accounting firm is not approved by a majority of the Shares voting thereon, the Audit Committee will review its future selection of auditors.

Management expects that a representative of Crowe Horwath will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Required Vote

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to ratify the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of Crowe Horwath as the independent registered public accounting firm by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the ratification of the selection of Crowe Horwath as the independent registered public accounting firm and will not be considered Non-Votes.

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Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the selection of Crowe Horwath as the independent registered public accounting firm of BKFC for the current fiscal year.

Aggregate fees for professional services rendered for BKFC and the Bank by Crowe Horwath for the years ended December 31, 2011 and 2010 are described below. The Audit Committee charter adopted by the Board of Directors of BKFC establishes procedures with respect to the pre-approval by the Audit Committee of the engagement of accountants to render audit or non-audit services. The written charter of the Audit Committee is filed herewith. All auditing services and non-audit services provided by Crowe Horwath for the years ended December 31, 2011 and 2010 have been approved by the Audit Committee.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of the BKFC annual consolidated financial statements as of and for the years ended December 31, 2011 and 2010, the audit of management’s assertion on internal control over financial reporting as of December 31, 2011 and 2010, and the reviews of the financial statements included in the BKFC Quarterly Reports on Form 10-Q filed during the fiscal years ended December 31, 2011 and 2010 were $282,705 and $313,575, respectively, which were paid or expected to be paid to Crowe Horwath. The 2011 and 2010 audit fees included required Housing and Urban Development audit and related examiner review of Crowe Horwath’s working papers. The 2011 audit fees included procedures associated with the registration of BKFC’s TARP warrants. The 2010 audit fees included procedures associated with BKFC’s underwritten common stock offering.

Audit-Related Fees

The aggregate fees billed to BKFC for assurance related services by Crowe Horwath for the fiscal year ended December 31, 2010 was $12,750. The 2010 fees included assistance with an SEC comment letter and consultation related to acquisition accounting. No audit-related fees were billed by Crowe Horwath for the fiscal year ended December 31, 2011.

Tax Fees

The aggregate fees billed for tax services by Crowe Horwath for the fiscal year ended December 31, 2010 was $500. No fees were billed by Crowe Horwath for tax services for the fiscal year ended December 31, 2011.

All Other Fees

No fees were billed by Crowe Horwath for any other professional services not otherwise described above for the fiscal years ended December 31, 2010 and 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing and reviewing the work of the independent registered public accounting firm and setting the independent registered public accounting firm’s compensation. In accordance with its charter, the Audit Committee reviews and pre-approves all audit services and permitted non-audit services provided by the independent registered public accounting firm to BKFC or the Bank and ensures that the independent registered public accounting firm is not engaged to perform the specific non-audit services prohibited by law, rule or regulation. During the year ended December 31, 2011, all services were approved in advance by the Audit Committee in compliance with these procedures.

Audit Committee Report

BKFC’s management is responsible for BKFC’s internal control over financial reporting and for preparation of BKFC’s consolidated financial statements in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for performing an independent audit of BKFC’s internal control over financial reporting and consolidated financial statements and issuing an opinion on the effectiveness of internal control over financial reporting and conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees BKFC’s internal control over financial reporting on behalf of the Board of Directors.

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In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that BKFC’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication With Audit Committees”), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the auditors’ independence from BKFC and its management. In concluding that the auditors are independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the auditors were compatible with its independence.

The Audit Committee discussed with BKFC’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audit, its evaluation of BKFC’s consolidated financial statements and internal control over financial reporting, and the overall quality of BKFC’s financial reporting process and required communications discussed above.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of BKFC’s management, which has the primary responsibility for the financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of BKFC’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that BKFC’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of BKFC’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that BKFC’s independent auditors are in fact “independent.”

In reliance on the reviews and discussions referenced above, the Audit Committee recommends to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in BKFC’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC. Subject to stockholder ratification, the Audit Committee has selected BKFC’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

AUDIT COMMITTEE

Harry J. Humpert

Barry G. Kienzle

Mary Sue Rudicill

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PROPOSAL NO. 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), BKFC’s Board of Directors is providing stockholders with the opportunity to cast an advisory vote on its compensation program at the 2012 Annual Meeting. This vote will not be binding on or overrule any decisions by BKFC’s Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board, and will not restrict or limit the ability of BKFC’s stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee has taken, and will take, into account the outcome of the vote when considering future executive compensation arrangements.

Therefore, stockholders are being given the opportunity to vote on a non-binding, advisory resolution at the Annual Meeting to approve BKFC’s executive compensation policies and procedures as described below under “Compensation Discussion and Analysis” and tabular disclosure of Named Executive Officer compensation as described below under “Executive Compensation.” This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to endorse or not endorse BKFC’s executive pay program.

The objective of BKFC’s compensation policies and procedures is to retain and reward experienced, highly qualified executives critical to BKFC’s long-term success and to link their success to that of BKFC. The Board of Directors believes that BKFC’s compensation policies and procedures achieve this objective.

Resolution to be Approved

The holders of a majority of the votes cast in person or by proxy at the Annual Meeting are asked to approve the following resolution:

“Resolved, that the stockholders approve, on an advisory basis, the compensation of The Bank of Kentucky Financial Corporation’s executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

This is an advisory vote only, and neither BKFC nor the Board of Directors will be bound to take action based upon the outcome. The Compensation Committee will consider the vote of the stockholders when considering future executive compensation arrangements.

Required Vote

The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures. The effect of an abstention or a Non-Vote is the same as an “against” vote. If, however, a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted for the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures and will not be considered Non-Votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the non-binding, advisory resolution relating to BKFC’s executive compensation policies and procedures.

PROPOSAL NO. 4: ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON
EXECUTIVE COMPENSATION

The Dodd-Frank Act requires that publicly traded companies seek a non-binding stockholder vote on the frequency of the advisory stockholder vote to approve BKFC’s executive compensation program (as set forth in Proposal No. 3). The statutory alternatives on which the stockholders must vote for the frequency of the advisory vote on executive compensation are every one year, every two or every three years.

The Board of Directors values highly regular and frequent input from BKFC’s stockholders on important issues such as executive compensation. The Compensation Committee and Board of Directors evaluate and approve the compensation programs for executive officers annually, which are disclosed each year in the proxy statement. Accordingly, the Board of Directors recommends that the stockholders vote in favor of an annual advisory vote on executive compensation.

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Resolution to be Approved

“Resolved, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which BKFC is to hold a stockholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

This is an advisory vote only, and neither BKFC nor the Board of Directors will be bound to take action based upon the outcome. The Compensation Committee will consider the vote of the stockholders when considering the frequency of the advisory vote on executive compensation arrangements.

Required Vote

The frequency for the advisory vote on executive compensation (that is, every one year, every two years or every three years) that receives the plurality vote of the Shares represented in person or proxy at the Annual Meeting will be the frequency recommended by the stockholders. If a stockholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted for the frequency of the non-binding, advisory vote on BKFC’s executive compensation policies by marking the appropriate box on the proxy, such person’s Shares will be voted FOR the frequency of the non-binding, advisory vote on BKFC’s executive compensation to occur every year.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote in favor of an annual advisory vote to approve BKFC’s executive compensation program.

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PROPOSAL NO. 5: APPROVAL OF 2012 STOCK INCENTIVE PLAN

The discussion that follows describes the material terms of the proposed 2012 Stock Incentive Plan, which we are asking our stockholders to approve. The summary is subject, in all respects, to the actual terms of the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan is summarized below and the full text of the 2012 Stock Incentive Plan is attached to this proxy statement as Appendix A. Because this is a summary, it may not contain all the information that may be important to you. You should read Appendix A carefully before you decide how to vote on this proposal.

On March 16, 2012, our Board of Directors adopted, subject to stockholder approval, the 2012 Stock Incentive Plan. The purpose of the 2012 Stock Incentive Plan is to assist BKFC in recruiting and retaining qualified employees, directors and independent contractors of BKFC and its affiliates and to align the interests of eligible 2012 Stock Incentive Plan participants with those of BKFC and its stockholders.

We currently award stock options under the 2007 Stock Option and Incentive Plan (the “2007 Stock Option Plan”). As of March 1, 2012, we had approximately 1,041,155 shares remaining available for future option awards under the 2007 Stock Option Plan. Pursuant to the 2012 Stock Incentive Plan, no further stock option awards will be made pursuant to the 2007 Stock Option Plan following stockholder approval of the 2012 Stock Incentive Plan. The 2012 Stock Incentive Plan permits BKFC to have significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow BKFC to make future awards based on then-current objectives for aligning compensation with stockholder value.

Share Limitations

The 2012 Stock Incentive Plan authorizes the grant of incentive stock options (“ISOs”), nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. See “Awards” below. A maximum of one million Shares may be issued under the 2012 Stock Incentive Plan, of which (a) no more than 750,000 Shares may be issued as ISOs; (b) no more than 250,000 Shares may be issued as nonqualified stock options; (c) no more than 400,000 Shares may be issued pursuant to restricted stock; and (d) no more than 400,000 Shares may be issued pursuant to restricted stock units.

In addition, under the 2012 Stock Incentive Plan, in a given calendar year, no participant may (a) be granted stock options and tandem stock appreciation rights that are related to stock options for more than 25,000 Shares; (b) receive Shares pursuant to the grant of any freestanding SARs for more than a total of 25,000 Shares;(c) receive awards of performance shares in excess of 10,000 Shares; (d) receive performance share units of more than 10,000 Shares or (e) receive awards paid in cash having an aggregate dollar value in excess of $250,000.

Each Share issued or transferred pursuant to an award of options or stock appreciation rights will reduce the aggregate plan limit of one million Shares by one Share. Each Share issued or transferred (and in the case of restricted stock, restricted stock units, performance shares and performance units, released from all substantial risk of forfeiture) pursuant to an award other than options or stock appreciation right will reduce the aggregate plan limit of one million Shares by 2.50 Shares.

The following are not included in calculating the Share limitations set forth above: (i) awards that are settled in cash and (ii) any Shares subject to an award under the 2012 Stock Incentive Plan if the award is forfeited, cancelled, terminated, expired or lapsed for any reason without the issuance of Shares underlying the award. Any Shares that again become available for issuance pursuant to this paragraph shall be added back to the aggregate Plan limit in the same manner such Shares were originally deducted from the aggregate Plan limit. The number of Shares reserved for issuance under the 2012 Stock Incentive Plan and the terms of awards may be adjusted in the event of an adjustment in the capital structure of BKFC or a related entity (due to a merger, stock split, stock dividend or similar event). On March 15, 2012, the closing sales price of BKFC Common Stock as reported on the NASDAQ was $25.86 per share.

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Purpose and Eligibility

The purpose of the 2012 Stock Incentive Plan is to assist BKFC in (i) attracting and retaining employees and directors of, and independent contractors to, BKFC; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals and (iii) enabling such individuals to participate in the long-term growth and financial success of BKFC. In this regard, the 2012 Stock Incentive Plan is considered to be a “top hat” plan that is limited to a select group of management or highly compensated employees, directors and independent contractors of BKFC and its subsidiaries being eligible, subject to certain exceptions, if selected, to participate in the 2012 Stock Incentive Plan.

Administration

The 2012 Stock Incentive Plan is administered by the Compensation Committee (the “Committee”). Under the terms of the 2012 Stock Incentive Plan, the Compensation Committee has sole authority to take any action with respect to the 2012 Stock Incentive Plan, including, without limitation, the authority to determine the type and amount of awards and the selection of eligible participants. In certain circumstances, the Compensation Committee may delegate to a subcommittee of the Compensation Committee or one or more senior executive officers of BKFC the authority to grant awards to individuals who are not officers or directors for purposes of Section 16 of the Exchange Act or “covered employees” for purposes of the Internal Revenue Code (the “Code”) Section 162(m).

Awards

Options granted under the 2012 Stock Incentive Plan may be ISOs or nonqualified stock options. A stock option entitles the participant upon exercise to purchase Shares from BKFC at the option price. The option price is determined by the Compensation Committee at the time of grant and must not be less than (a) 100% of the closing price of BKFC Shares on the date of grant (110% of the closing price in the case of ISOs for more than 10% stockholders) and (b) the par value per share of BKFC Shares. Unless an individual award agreement provides otherwise, the option price may be paid by the participant in cash or cash equivalents, and, when permitted by the Compensation Committee and applicable law and regulations, with Shares, or with a combination of cash and Shares. Options are subject to restrictions on exercise following termination of employment or service. The option term may not exceed ten (10) years (or five (5) years with respect to ISOs for more than 10% stockholders). The maximum compensation payable pursuant to an option is equal to the number of shares granted (or exercised) multiplied by the difference between the fair market value of the Shares on the date of exercise and the option price.

Stock appreciation rights (“SARs”) may be granted under the 2012 Stock Incentive Plan to the holder of an option with respect to all or a portion of the Shares subject to the related option (a “Tandam SAR”) or may be granted separately to a participant. The consideration to be received by the holder of a SAR may be paid in cash, Shares (valued at fair market value on the date of the SAR exercise), or a combination of cash and Shares, as determined by the Compensation Committee. Upon exercise of a SAR, the holder of the SAR is entitled to receive payment from BKFC in an amount determined by multiplying (a) the difference between the fair market value of a Share on the date of exercise over the base price per share of such SAR by (b) the number of Shares with respect to which the SAR is being exercised. The base price may be no less than 100% of the fair market value per share of the BKFC Shares on the date the SAR is granted. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs.

The Compensation Committee may also grant awards to eligible participants consisting of restricted stock or restricted stock units that are subject to certain conditions, which conditions must be met in order for the restricted award to vest and be earned (in whole or in part), and no longer be subject to forfeiture. These conditions may include, but are not limited to, attainment of performance objectives during a certain period of time. Restricted stock awards are payable in Shares. Restricted stock units may be payable in cash or whole Shares, or partly in cash and partly in whole Shares, as determined by the Compensation Committee.

The Compensation Committee may also grant awards, consisting of performance shares and/or performance units, to participants. An award of a performance share is a grant of a right to receive Shares or the cash value thereof, or a combination thereof, which is contingent upon the achievement of performance or other objectives during a specified period and which has a value on the date of grant equal to the fair market value of a Share. An award of a performance unit is a grant of a right to receive Shares or a designated dollar value amount of Shares, or a combination thereof, which is contingent upon the achievement of performance or other objectives during a specified period, and which has an initial value established by the Compensation Committee at the time of grant. A performance award may be settled in cash, Shares or a combination thereof, as determined by the Compensation Committee.

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Dividend and Dividend Equivalents

The Compensation Committee may, in its sole discretion, provide that awards (other than options and SARs) granted under the 2012 Stock Incentive Plan earn dividends or dividend equivalents. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account, subject to such restrictions and conditions as the Compensation Committee may establish.

Amendment and Termination

The 2012 Stock Incentive Plan and awards may be amended or terminated at any time by the Board of Directors, subject to the following conditions: (a) stockholder approval is required of any 2012 Stock Incentive Plan amendment if required by applicable law, rule or regulation; and (b) an amendment or termination of an award may not materially adversely affect the rights of an award participant without the participant’s consent. In addition, except for anti-dilution adjustments made under the 2012 Stock Incentive Plan, the option price for any outstanding option or base price of any outstanding SAR granted under the 2012 Stock Incentive Plan may not be decreased after the date of grant, nor may any outstanding option or SAR granted under the 2012 Stock Incentive Plan be surrendered to BKFC as consideration for the grant of a new option or SAR with a lower exercise or base price than the original option or SAR, as the case may be, without stockholder approval. The Compensation Committee has the authority to make adjustments to awards upon the occurrence of certain unusual or nonrecurring events, if the Compensation Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2012 Stock Incentive Plan or necessary or appropriate to comply with applicable laws, rules or regulations.

Transferability

ISOs are not transferable other than by will or the laws of intestate succession or, in the Compensation Committee’s discretion, as may otherwise be permitted in accordance with Code Section 422 and related regulations. Nonqualified options and SARs are not transferable other than by will or the laws of intestate succession, except as may be permitted by the Compensation Committee in a manner consistent with applicable law, including the registration provisions of the Securities Act of 1933, as amended. Restricted stock and restricted stock units that have not vested are not transferable, and performance units and performance shares that have not been earned are not transferable other than by will or the laws of intestate succession.

Performance-Based Compensation—Code Section 162(m) Requirements

The 2012 Stock Incentive Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, BKFC’s tax deduction for awards made under the 2012 Stock Incentive Plan to covered employees. Code Section 162(m) generally will not allow an employer to take a deduction for compensation paid to covered employees (generally, the Named Executive Officers) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation.

In order to qualify as performance-based compensation for the purposes of Code Section 162(m), the compensation provided under the 2012 Stock Incentive Plan to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, stockholders must be advised of, and must approve, the material terms (or changes in material terms) of the performance goal(s) under which compensation is to be paid. Material terms include (a) the individuals eligible to receive compensation (see “Purpose and Eligibility” above), (b) a description of the business criteria on which the performance goal is based and (c) either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met (see “Current Share Limitations,” above). In addition, the Code Section 162(m) regulations generally require that the material terms of performance goals be submitted for re-approval five years after initial stockholder approval, or earlier if the performance goals are materially modified.

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BKFC’s stockholders must approve the 2012 Stock Incentive Plan in order to preserve maximum deductibility for awards under the 2012 Stock Incentive Plan pursuant to Code Section 162(m).

With respect to performance-based restricted awards and performance awards, the 2012 Stock Incentive Plan limits performance objectives to one or more of the following (as determined by the Compensation Committee in its discretion): (i) earnings; (ii) earnings per share; (iii) book value per share; (iv) total relative values or as a percentage of an incentive pool; (v) total return to shareholders; (vi) return on equity, assets, capital or investment; (vii) pre-tax margins; (viii) revenues; (ix) expenses; (x) costs; (xi) stock price; (xii) investment performance of funds, accounts, or assets under management; (xiii) market share; (xiv) income (operating, net or pre-tax income); (xv) business diversification; (xvi) cash flow and (xvii) ratios, such as operating ratios, capital ratios or risk measurement ratios. See “Awards” above.

Such performance factors may include or exclude extraordinary items, as determined by the Committee. To the extent that such inclusions and exclusions affect awards to Covered Employees, they shall be prescribed in a form that is not discretionary and that meets the requirements of Code Section 162(m).

Federal Income Tax Consequences

The following summary describes the principal federal (and not state or local) income tax consequences of awards granted under the 2012 Stock Incentive Plan as of this time. This summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to BKFC.

No income will be recognized by a participant at the time an option is granted. If the option is an ISO, no income will be recognized upon the participant’s exercise of the option if certain holding periods and other ISO requirements are met. Income will be recognized by the participant when he or she disposes of Shares acquired under an ISO. The exercise of a nonqualified stock option generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the fair market value of the underlying Shares at the time of exercise and the option price.

No income is recognized by a participant upon the grant of a SAR, but upon exercise of the SAR the participant generally must recognize income equal to any cash that is paid and the fair market value of any Shares that are received in settlement of the SAR.

A participant will recognize income on account of a restricted stock award once the Shares are either transferable or not subject to a substantial risk of forfeiture. The amount of income recognized by the participant is equal to the fair market value of the Shares received on that date.

The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards or dividend equivalents will depend on the conditions of the award. Generally, the grant of one of these awards does not result in taxable income to the participant or a tax deduction to BKFC. However, the participant will recognize ordinary compensation income at settlement of the award equal to any cash and the fair market value of any Shares received (determined as of the date that the award is not subject to a substantial risk of forfeiture or the date it becomes transferable).

BKFC (or related employer) will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR, the vesting and/or settlement of a restricted share or restricted share unit award and/or the settlement of a performance share or performance unit award. The amount of the deduction generally is equal to the ordinary income recognized by the participant. BKFC (or related employer) will not be entitled to a federal income tax deduction on account of the grant or exercise of an ISO, but only upon certain disqualifying dispositions of Shares acquired upon the exercise by the participant of an ISO.

Code Section 409A imposes certain requirements on deferred compensation. Awards granted under the 2012 Stock Incentive Plan are generally intended to be exempt from compliance with the requirements of Code Section 409A, to the extent applicable. If, however, Code Section 409A is deemed to apply to an award and the 2012 Stock Incentive Plan and award do not satisfy the requirements of Code Section 409A during a taxable year, the participant will have ordinary income in the year of non-compliance in the amount of all deferrals subject to Code Section 409A to the extent that the award is not subject to a substantial risk of forfeiture. The participant will be subject to an additional tax of 20% on all amounts includible in income and may also be subject to interest charges under Code Section 409A. BKFC generally will be entitled to an income tax deduction with respect to the amount of compensation includible as income to the participant. BKFC undertakes no responsibility to take, or to refrain from taking, any actions in order to achieve a certain tax result for any participant.

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The 2012 Stock Incentive Plan is structured to comply with the requirements imposed by Code Section 162(m) and related regulations in order to preserve, to the extent practicable, BKFC’s tax deduction for awards made under the 2012 Stock Incentive Plan to covered employees. As discussed above, Code Section 162(m) generally denies an employer a deduction for compensation paid to covered employees (generally, the Named Executive Officers) of a publicly held corporation in excess of $1,000,000 unless the compensation is exempt from the $1,000,000 limitation because it qualifies as performance-based compensation.

Plan Benefits

The selection of eligible participants who may receive awards under the 2012 Stock Incentive Plan (if approved by the stockholders), and the size and types of awards subject to issuance, will be determined by the Compensation Committee in its discretion and in accordance with the 2012 Stock Incentive Plan. The amount of any such award under the 2012 Stock Incentive Plan is not determinable due to vesting, corporate performance and other future requirements as set by the Compensation Committee. Therefore, it is not possible to predict the future benefits or amounts that will be received by, or allocated to, any participant or participants in future years.

Resolution to be Approved

“Resolved, the stockholders approve the adoption of BKFC’s 2012 Stock Incentive Plan.”

Required Vote

The affirmative vote of the holders of at least a majority of the votes cast in person or by proxy at the Annual Meeting is necessary to approve the adoption of the 2012 Stock Incentive Plan. Non-Votes and abstentions will have the same effect as a vote against the approval of the 2012 Stock Incentive Plan. If a stockholder has signed and dated a proxy in the form of the enclosed Proxy, but has not voted on the approval of the 2012 Stock Incentive Plan by marking the appropriate box on the Proxy, such person’s Shares will be voted FOR the approval of the adoption of the 2012 Stock Incentive Plan and will not be considered Non-Votes.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the adoption of the 2012 Stock Incentive Plan.

Equity Compensation Plan Information

The following table summarizes the equity compensation plans under which BKFC Shares may be issued as of December 31, 2011.

	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance
Equity Compensation Plans Approved by Security Holders*	456,395	$25.20	1,041,155
Equity Compensation Plans Not Approved by Security Holders	N/A	N/A	N/A
Total	456,395	$25.20	1,041,155

 (*) Consists of The Bank of Kentucky Financial Corporation 1997 Stock Option and Incentive Plan, approved by the stockholders of BKFC in 1997 and The Bank of Kentucky Financial Corporation 2007 Stock Option and Incentive Plan, approved by the stockholders of BKFC.

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EXECUTIVE OFFICERS

The executive officers of BKFC as of the date of this Proxy Statement are listed below. All executive officers hold office until their successors are appointed. Executive officers are appointed annually by the Board of Directors.

Name	Age	Position
Rodney S. Cain*	73	Chairman
Robert W. Zapp	60	President and Chief Executive Officer
Herbert H. Works	83	Secretary
Martin J. Gerrety	48	Treasurer and Assistant Secretary

* Mr. Rodney S. Cain notified the Board of Directors on August 19, 2011 that he will not stand for re-election at the Annual Meeting.

Biographical information regarding each of these executive officers, except Mr. Gerrety, is set forth above, in “Proposal No. 1: Election of Directors.”

Martin J. Gerrety was Senior Vice President and Chief Financial Officer of Peoples Bank of Northern Kentucky from 1996 until 2002, where he oversaw all aspects of the finance and accounting functions as well as a staff of finance professionals. He has served as both Treasurer and Assistant Secretary of BKFC since May 2003, and as Senior Vice President, CFO of the Bank since 2002 until July of 2005, and as Executive Vice President, CFO of the Bank since July of 2005. In those capacities he is responsible for the financial reporting and accounting functions for both BKFC and the Bank. He received his Bachelor of Science degree from Northern Kentucky University in 1985 and his Masters of Business Administration from Xavier University in 1995.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis explains BKFC’s compensation philosophy, policies and practices with respect to the President and CEO, and Treasurer and Assistant Secretary, both of whom are referred to collectively as the “Named Executive Officers.”

Responsibility for Executive Compensation Program

The Compensation Committee of the Board of Directors is responsible for establishing compensation policies with respect to the President and CEO and the Treasurer and Assistant Secretary, whose compensation is listed in the “Executive Compensation—Summary Compensation Table” below, and overseeing their compensation. The Compensation Committee consults with the President and CEO in setting the compensation for BKFC’s Treasurer and Assistant Secretary.

Compensation Objectives

The Compensation Committee seeks to achieve three broad goals in connection with the compensation program and decisions regarding Named Executive Officers. First, the Compensation Committee structures the compensation program in a manner that the Compensation Committee believes will enable BKFC and the Bank to retain the Named Executive Officers. Second, the Compensation Committee establishes the compensation program for the Named Executive Officers to reward them for the achievement of business objectives of BKFC and the Bank. Finally, the compensation programs for the Named Executive Officers are intended to provide each respective officer with an equity interest in BKFC so as to link a portion of his compensation with the performance of BKFC’s Shares.

BKFC participated in the Troubled Asset Relief Program (“TARP”) Capital Purchase Program (“CPP”) established by the United States Department of the Treasury (“Treasury Department”) as part of the Emergency Economic Stabilization Act of 2008 (“EESA”). On February 13, 2009, BKFC issued and sold to the Treasury Department shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”). On November 23, 2011, BKFC completed the repurchase of all outstanding shares of Series A Preferred Stock, thus exiting the CPP. While a CPP participant, the Compensation Committee had an obligation under the EESA to undertake certain risk assessment reviews of the incentive compensation of BKFC’s “senior executive officers” as determined under the CPP, and BKFC was subject to certain limitations on the compensation of senior executive officers. Such obligations and other executive compensation requirements are described in more detail under the heading “Compensation Discussion and Analysis—BKFC’s Participation in the CPP,” as applicable to BKFC prior to exiting the program. While the regulations described above applied for fiscal year 2011 through November 23, 2011, they are no longer applicable upon BKFC’s exit from the CPP. Thus, in 2012, BKFC expects that its pay practices will be better reflective of its compensation philosophy described above.

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Neither BKFC nor the Bank have entered into employment agreements or separate change-of-control or severance agreements with the Named Executive Officers in connection with BKFC and the Bank’s compensation programs because BKFC does not favor treatment of the Named Executive Officers in those circumstances beyond that provided for employees generally.

Compensation Components

The key components of the compensation program for the Named Executive Officers consist of a base salary, a performance-based cash bonus plan and participation in various performance-based and other compensation plans, including BKFC’s 1997 Stock Option and Incentive Plan (the “1997 Stock Option Plan”) (which has expired) and 2007 Stock Option Plan, Pension Plan, Contribution Plan and Insurance Plan, as further described below. Please see Proposal No. 5 for a description of the proposed 2012 Stock Incentive Plan.

In determining annual base salary and performance-based compensation, such as cash bonuses, the Compensation Committee believes that establishing performance-based goals for the Bank provides an opportunity to align awards with performance. The base salaries for the Named Executive Officers are established from year to year by the Board of Directors, based on the recommendations of the Compensation Committee. Bonus compensation is determined as described below, although BKFC and its Named Executive Officers were subject to restrictions on bonus awards and other executive compensation arrangements in 2011, as a result of BKFC’s participation in the CPP, to which BKFC is no longer subject. Accordingly, no bonus awards were made to the Named Executive Officers for fiscal year 2011. The Compensation Committee’s review and recommendations to the Board of Directors with respect to the executive compensation of the Treasurer and Assistant Secretary reflects a departure from the methodology followed in prior years, whereby the President and CEO was solely responsible for evaluating and establishing compensation for the Treasurer and Assistant Secretary.

At the end of each calendar year, the Compensation Committee reviews the past year’s performance by the Named Executive Officers and also reviews any matters which may have occurred during the prior year that represented extraordinary services or accomplishments or any extraordinary matters which were beyond the Named Executive Officer’s control. Based upon the foregoing, the Compensation Committee formulates its recommendations pertaining to the Named Executive Officers and submits them for approval by the Board of Directors.

The key components of BKFC’s executive compensation program are set forth in greater detail below.

Base Salary. BKFC’s base salary program is designed to provide a competitive base salary to management and other employees. The salary levels of all employees, including the Named Executive Officers, are set to reflect the duties and levels of responsibilities inherent in the position and the competitive conditions in the banking business in BKFC’s market area. Comparative salaries paid by peer financial institutions are considered in establishing the salary for a given position. Particularly in determining the Named Executive Officers’ base salaries, the Compensation Committee utilizes surveys prepared by trade groups and other independent sources of salaries paid to executive officers of other bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The base salaries for the President and CEO and the Treasurer and Assistant Secretary are reviewed annually by the Compensation Committee, taking into account the competitive level of pay as reflected in the surveys consulted. In setting base salaries, the Compensation Committee also considers a number of factors relating to the individual, including individual performance, historic salary levels, general market conditions, job responsibilities, level of experience, ability and knowledge of the position and complexity of BKFC’s operations. These factors are considered in the aggregate and none of the factors is accorded a specific weight. See “Executive Compensation—Summary Compensation Table” for base salaries paid to the Named Executive Officers during the 2011 fiscal year.

Bonus Plan. BKFC’s bonus plan provides the Named Executive Officers with additional incentive to attain company-wide financial objectives and individual performance goals. For fiscal years 2004 through 2007, the Board of Directors established a variable cash bonus award of up to 49% of base salary for each such year, based upon the Bank’s achievement of levels of return on equity (“ROE”), return on assets (“ROA”) and asset growth. For 2008 and thereafter, subject to the right of the Board to make changes to the plan, the Board of Directors revised its criteria under the bonus plan. The criteria established for 2008 and thereafeter provide for potential bonus awards based upon the increase in BKFC’s diluted earnings per share as compared to the prior fiscal year. The minimum level of increase in diluted earnings per share under the bonus plan is 3%, corresponding to a possible discretionary bonus award of 5% of the Named Executive Officer’s base salary. The maximum level of increase in diluted earnings per share under the bonus plan is 15%, corresponding to a possible discretionary bonus award of 50% of the Named Executive Officer’s base salary. Varying levels of performance in-between these minimum and maximum levels establish possible discretionary bonus awards ranging from 5% to 50%. The Compensation Committee, in connection with its annual performance review of the Named Executive Officers, considers making discretionary bonus awards under this program in light of the foregoing criteria as well as the individual performance and other relevant factors.

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While BKFC’s earnings per share increased by 29% as compared to fiscal year 2010, the Compensation Committee recommended to the Board of Directors awarding no bonus payments under the bonus plan applicable for 2011 in light of the limitations on the compensation of senior executive officers imposed by reason of BKFC’s participation in the CPP through November 23, 2011. As a result, no bonus awards were made to the Named Executive Officers for fiscal year 2011. Because BKFC has exited the CPP, the Compensation Committee will review and modify the Named Executive Officers’ total compensation pay mix to reflect BKFC’s compensation objectives consistent with BKFC’s regulatory requirements and risk tolerance framework, as well as BKFC’s overall objective of increasing stockholder value.

Long-Term Equity Incentive Compensation Program. BKFC’s long-term incentive compensation consists entirely of stock option awards to purchase shares of BKFC’s common stock. Both of BKFC’s 1997 Stock Option Plan and 2007 Stock Option Plan, which were previously approved by stockholders, encourage directors, officers, managerial and key employees to focus on the long-term growth of BKFC and the Bank since the value of these awards depends on their performance and BKFC’s future stock value. The 1997 Stock Option Plan expired on March 21, 2007 and was replaced with the 2007 Stock Option Plan, which was adopted by the Board of Directors on March 16, 2007 upon the recommendation of the Compensation Committee, and approved by stockholders at BKFC’s 2007 Annual Meeting on April 20, 2007. Both plans were designed to be administered by a committee composed of members of the Board of Directors of BKFC (a “Stock Option Committee”). The Stock Option Committee determines the proportions and terms of stock option grants. In deciding to award options, the Stock Option Committee considers a number of factors, including the number of options outstanding or previously granted and the aggregate size of current awards. All stock options that have been granted have an exercise price equal to the fair market value of BKFC’s Shares at the time of grant and are exercisable within a 10-year or less period.

The 2007 Stock Option Plan provides that up to a maximum of 1,200,000 shares of BKFC’s common stock (subject to certain adjustments such as stock splits, stock dividends or recapitalizations) are available for issuance thereunder. Of these shares, options for up to 360,000 shares may be awarded to non-employee directors and non-employee officers, and options for up to 840,000 shares may be awarded to employees. No more than 25% of the shares subject to options may be awarded to any individual who is an employee of BKFC, no more than 5% of such shares may be awarded to any director or officer who is not an employee, and no more than 30% of such shares may be awarded to non-employee directors and non-employee officers in the aggregate. During fiscal year 2011, no options were awarded under the 2007 Stock Option Plan. As discussed above, the Compensation Committee will review the mix of compensation paid to Named Executive Officers in light of BKFC’s having exited the CPP.

Retirement Benefits. BKFC’s 401(k) plan has proven to be an important retention tool for BKFC and the Bank. The 401(k) plan is a broad-based tax-qualified defined contribution plan that provides employees with valuable retirement benefits. Under the 401(k) plan, BKFC provides participants with the opportunity to defer up to 15.5% of their compensation for retirement.

Effective September 1, 2003, the Bank’s Board of Directors adopted The Bank of Kentucky, Inc. Executive Private Pension Plan (the “Pension Plan”) to provide supplemental retirement income for eligible employees. The Pension Plan is a defined benefit pension plan which covers any person employed by the Bank who is determined by the Bank to be a member of management and who is designated as an eligible employee under the Pension Plan.

Eligible employees are entitled to receive a pension benefit of 30% of their “final average compensation” if employment is terminated on or after the date on which the eligible employee turns 65. The term “final average compensation” is defined to mean the annual adjusted compensation of a participant averaged over the five consecutive plan years from the date of participation which produces the highest annual average, provided that if the participant has less than five consecutive plan years of service, final average compensation will be based on adjusted compensation for those years of service from the date of employment to the date of termination. The benefits under the Plan shall be paid in the form of an immediate 15-year term annuity. There are currently 15 employees of the Bank who are considered to be eligible employees of the Pension Plan, all of whom participate in the Pension Plan, including Messrs. Zapp and Gerrety. On November 17, 2010, the Pension Plan was amended to add the definition of “separation from service” to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

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Other Compensation. Effective September 1, 2003, the Board of Directors of the Bank adopted an Executive Deferred Contribution Plan (the “Contribution Plan”) providing certain employees an opportunity to defer the receipt of compensation pursuant to Section 451 of the Code. The Contribution Plan is intended as an unfunded arrangement for the benefit of a select group of management employees. The Contribution Plan allows participants to defer a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments. On November 17, 2010, the Contribution Plan was amended to update the definitions of “disability” and “separation from service” to comply with Section 409A of the Code. Additionally, the Contribution Plan was amended to expand the securities to which a participant’s deferred compensation account may be directed to include common or preferred stock of BKFC or any affiliate. In connection with the amendments to the Contribution Plan, BKFC also created a nonqualified grantor trust, commonly known as a rabbi trust, the assets of which may be used to pay participants’ benefits in the Contribution Plan.

Employees are provided with coverage under medical, life insurance and disability plans on terms consistent with industry practice. Other coverage, such as dental insurance, is available to employees on a voluntary basis. Employees are provided with access to a flexible spending plan which allows employees to set aside pre-tax dollars to pay for certain benefits.

Effective September 1, 2003, the Board of Directors of the Bank adopted a Group Insurance Endorsement Plan (the “Insurance Plan”) to supplement insurance death protection to certain employees. The Insurance Plan provides a death benefit to the policy’s beneficiaries equal to two times such participant’s annual salary for the year of his or her death.

Detailed information regarding other compensation is provided in footnote 2 to the Summary Compensation Table below. In general, BKFC believes that perquisites should not constitute a consequential portion of any executive officer’s compensation.

Tax and Accounting Considerations

In consultation with advisors, the tax and accounting treatment of each of BKFC’s compensation programs is evaluated at the time of adoption and annually to ensure that we understand the financial impact of each program on BKFC. BKFC’s analysis includes a review of recently adopted and pending changes in tax and accounting requirements. During fiscal 2011, we continued to consider the implications of significant developments in the tax and accounting area.

Section 162(m) of the Code limits the Bank’s Federal income tax deduction for certain executive compensation in excess of $1 million paid to the Named Executive Officers. The $1 million deduction limit does not apply, however, to “performance-based compensation,” as that term is defined in Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder. The Compensation Committee recognizes the possibility that if the amount of the base salary of a Named Executive Officer, and other compensation not described in the preceding paragraph, exceeds $1 million, it may not be fully deductible for Federal income tax purposes. The Compensation Committee will make a determination at any such time whether to authorize the payment of such amounts without regard to deductibility or whether the terms of such payment should be modified as to preserve any deduction otherwise available. While a participant in the CPP, for so long as any Named Executive Officer was a “senior executive officer” within the meaning of the EESA during a year in which Treasury holds equity or debt securities, as implemented by guidance and/or regulations issued by the Treasury Department, BKFC’s annual federal tax deduction for compensation paid to each “senior executive officer” was limited to $500,000, with no exception for performance-based compensation. This restriction applied to all 2011 compensation.

For additional information regarding the effect of EESA on BKFC’s compensatory arrangements, see “BKFC’s Participation in the CPP” below.

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Stock Compensation Grant and Award Practices

The Stock Option Committee has been delegated the responsibility for making stock option grants to directors, officers and employees of BKFC and the Bank. The Stock Option Committee considers whether to make stock option grants on an annual basis, typically in conjunction with the annual review process for potential recipients. However, grants or awards may be made at other times during the year based on specific circumstances such as a new hire, a specific contractual commitment or a change in position or responsibility. The Stock Option Committee considers the recommendations of the Compensation Committee with respect to awards to the President and CEO and the Treasurer and Assistant Secretary, as well as additional guidance from the President and CEO with respect to awards contemplated for his subordinates (including the Treasurer and Assistant Secretary).

As a general matter, the Stock Option Committee’s process is independent of any consideration of the timing of the release of material non-public information, including with respect to the determination of grant dates or the stock option exercise prices. Similarly, BKFC has never timed the release of material non-public information with the purpose or intent to affect the value of executive compensation. In general, the release of such information reflects long-established timetables for the disclosure of material non-public information such as earnings reports or, with respect to other events reportable under Federal securities laws, the applicable requirements of such laws with respect to timing of disclosure.

The exercise price for all of BKFC’s stock option grants is based solely by reference to the applicable provisions of the stock plans. Under BKFC’s current plan, approved by stockholders in 2007, the exercise price of a stock option is equal to the average of the highest and lowest selling price on NASDAQ on the date such stock option is granted, or if there were no sales on such date, then on the next prior business day on which there was a sale.

Stock Ownership Requirements

BKFC has not adopted formal stock ownership requirements for the Named Executive Officers and members of the Board of Directors. As a practical matter, the Named Executive Officers and directors hold significant interests of BKFC stock, which they have accumulated primarily through individual purchases and receipt of stock option awards.

BKFC’s Participation in the CPP

On February 13, 2009, BKFC issued and sold to the Treasury Department shares of Series A Preferred Stock and a warrant to purchase a certain amount of common stock. On December 22, 2010, BKFC repurchased $17 million of the outstanding $34 million of Series A Preferred Stock and on November 23, 2011, BKFC completed the repurchase of all outstanding shares of Series A Preferred Stock, thus exiting the CPP. The warrant to purchase 274,784 Shares remains outstanding. Accordingly, BKFC no longer remains subject to restrictions applicable to CPP participants. As a CPP participant, during the TARP period, BKFC had an obligation under the EESA to comply with certain requirements regarding executive compensation, which were amended on February 17, 2009 by the ARRA. One such requirement concerning executive compensation was that the Compensation Committee must review senior executive officer incentive compensation with risk management personnel to determine whether those arrangements encourage “unnecessary or excessive risks” to BKFC. The term “senior executive officer” is defined as the Chief Executive Officer, Chief Financial Officer and the three highest compensated employees other than the Chief Executive Officer and Chief Financial Officer. In June 2009, ARRA was amended such that the Compensation Committee was required to conduct an expanded, semi-annual review of all compensation plans of BKFC in relation to the risks facing BKFC. Further, such amendments include an expansion of individuals subject to the “claw-back” provisions, expanded prohibitions on golden parachute payments and additional limits on performance-based compensation plans. The amendments also limited bonuses, retention awards and incentive compensation payments to executives.

To comply with these requirements, in March and December of 2010 and April and December of 2011, the Compensation Committee conducted the required risk assessment reviews of the incentive compensation of its “senior executive officers” as determined under the terms of the CPP. Following such risk assessment review, the Compensation Committee concluded that the incentive compensation arrangements of BKFC and the Bank do not encourage senior executive officers to take unnecessary and excessive risks that threaten BKFC’s value.

Despite having exited the CPP, the Compensation Committee will make changes to incentive compensation arrangements of BKFC and the Bank in the event it determines during its review of compensation that such changes are required to ensure that incentive compensation arrangements do not encourage these officers to take unnecessary or excessive risks. To date, no such changes have been required.

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Another CPP requirement was that all bonuses and other incentive compensation arrangements with any senior executive officer and the next 20 most highly-compensated employees must provide that during the TARP period, BKFC may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. Additionally, BKFC was prohibited from making so-called “golden parachute” payments to Named Executive Officers and the next five most highly-compensated employees during the TARP period. BKFC and the Bank complied with all TARP requirements including, but not limited to, those requirements discussed above, while it was a participant in the program.

Compensation for the Named Executive Officers in 2011

Chief Executive Officer Compensation. In determining Mr. Zapp’s compensation for fiscal 2011, the Compensation Committee focused on BKFC’s financial performance during the year, the number of initiatives begun, expanded or completed by BKFC and the Bank, competitive levels of compensation for CEOs managing operations of similar size, complexity and performance level, the importance of retaining a President and CEO with the strategic, financial and leadership skills to ensure BKFC’s continued growth in the foreseeable future, and the challenging conditions facing the financial services sector at the present time and in the coming months. Under the bonus plan for Mr. Zapp, he was eligible to earn a bonus of 0% to 50% of his base salary based on BKFC’s achievement of the financial performance target based on diluted earnings per share, described above. However, as previously discussed, the Compensation Committee decided to award no bonuses to Named Executive Officers for the 2011 fiscal year. Additionally, despite exiting the CPP in November 2011, no stock options have been awarded to Mr. Zapp since the commencement of BKFC’s participation in the CPP on February 13, 2009.

Treasurer Compensation. The base salary for Mr. Gerrety is also set by the Compensation Committee, based upon recommendations provided by the President and CEO, in a manner consistent with the base salary guidelines applied to the President and CEO. In general, the Compensation Committee considers the Bank’s financial performance, peer group financial performance and compensation survey data when making decisions regarding other executive officers’ compensation, including salary, bonus and awards under the 2007 Stock Option Plan. The Compensation Committee also considers the challenging conditions facing the financial services sector at the present time and in the coming months. Under the bonus plan for Mr. Gerrety, he was eligible to earn a bonus of 0% to 50% of his base salary based on BKFC’s achievement of the financial performance target based on diluted earnings per share, described above. However, as previously discussed, the Compensation Committee decided to award no bonuses to Named Executive Officers for the 2011 fiscal year. Additionally, despite exiting the CPP in November 2011, no stock options have been awarded to Mr. Gerrety since the commencement of BKFC’s participation in the CPP on February 13, 2009.

Economic Considerations. The Compensation Committee’s decisions with respect to Mr. Zapp’s and Mr. Gerrety’s respective compensation reflect the significant issues existing for financial institutions in the current and anticipated economic environment, including mortgage defaults, decline in housing prices, other credit defaults, other bank failures, unemployment rates and special factors for individual markets, such as the economy in northern Kentucky. BKFC executives have, for the most part, avoided the major mistakes of other financial institutions, but nonetheless must deal with the circumstances created by these other institutions.

The Compensation Committee will continue to review the Named Executive Officers’ compensation and consider any changes to the terms of existing compensation arrangements with such Named Executive Officers as it deems advisable, despite having exited the CPP, to accomplish the objectives of BKFC’s executive compensation program, which are described above.

Pursuant to Treasury Department regulations, both the short-term and long-term components of BKFC’s executive incentive compensation plans were subject to new claw-back and golden parachute restrictions while BKFC participated in CPP. In addition, as a condition to BKFC’s participation in the CPP, all bonuses and other incentive compensation arrangements with the senior executive officers were required to be amended to provide that during the time the Treasury Department holds an equity position in BKFC, BKFC may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. Existing employment arrangements with the senior executive officers do not provide for golden parachute payments and BKFC currently has no arrangements that would result in any golden parachute payment. For these purposes, a “golden parachute payment” is defined as any compensation payments to a senior executive officer due to: (1) involuntary termination of employment, including termination by BKFC with or without cause and voluntary termination by the executive for good reason, or (2) in connection with any bankruptcy filing, insolvency or receivership of BKFC.

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EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by BKFC in 2011, 2010 and 2009 to BKFC’s Named Executive Officers (its Chief Executive Officer and its Treasurer and Assistant Secretary), whose total compensation exceeded $100,000 for fiscal year 2011. BKFC’s executive officers are compensated by BKFC’s subsidiary, the Bank. Except for the Named Executive Officers, no executive officer of BKFC received more than $100,000 in total compensation payments from the Bank during the year ended December 31, 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)	Total ($)
Robert W. Zapp(3)	2011	$431,250	$—	$—	$101,273	$22,390	$554,913
President and CEO	2010	$375,166	—	—	80,721	21,089	476,976
	2009	360,166	—	18,300	53,803	20,737	453,006

Martin J. Gerrety(4)	2011	$179,539	$—	$—	$23,995	$4,405	$207,939
Treasurer and Assistant	2010	167,431	—	—	17,945	4,280	189,656
Secretary	2009	152,977	—	5,412	24,627	4,127	187,143

(1)	The amounts in Option Awards reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2011, in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation (formerly, FASB Statement of Financial Accounting Standard No. 123(R) (Share-Based Payment)), of stock option awards and thus includes amounts from awards granted in and prior to 2010. Assumptions used in the calculation of this amount are included in Note 11 “Stock-Based Compensation” to BKFC’s audited financial statements for the year ended December 31, 2011, included in BKFC’s Annual Report on Form 10-K filed with the SEC on March 9, 2012.
(2)	The amounts specified in the “All Other Compensation” column for 2011 include the following:

Name	Perquisites & Other Personal Benefits(a) ($)	Bank Contributions to Profit Sharing Plan ($)	Bank Matching Contributions to 401(k) Plan ($)	Life Insurance Premiums ($)	Total All Other Compensation ($)
Robert W. Zapp	$10,645	$502	$5,596	$5,647	$22,390
Martin J. Gerrety	-	368	3,314	723	4,405

(a)	Other benefits for Mr. Zapp included $6,707 in country club dues and $3,938 for personal use of an automobile.

(3)	Salary includes deferral of $45,500 at the direction of Mr. Zapp pursuant to the Contribution Plan.
(4)	Salary includes deferral of $7,500 at the direction of Mr. Gerrety pursuant to the Contribution Plan.

Stock Option Plans

At the 1997 Annual Meeting of Stockholders of BKFC, the stockholders approved the 1997 Stock Option Plan, providing for the award of options to purchase up to 1,080,000 Shares. Options to purchase 312,750 Shares were outstanding as of December 31, 2011 under the 1997 Stock Option Plan. The outstanding options have exercise prices ranging from $19.10 to $30.05 and were granted to directors, officers and employees of BKFC and the Bank. In fiscal year 2011, options to purchase a total of 58,610 Shares were forfeited or expired and 700 Shares were acquired upon the exercise of options. All of the numbers of Shares contained in this paragraph are adjusted for stock dividends issued in 1997, 1998 and 1999. The 1997 Stock Option Plan expired on March 21, 2007.

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On March 16, 2007, upon the recommendation of the Compensation Committee, the Board of Directors of BKFC adopted the 2007 Stock Option Plan, which was approved by BKFC stockholders at BKFC’s 2007 Annual Meeting on April 20, 2007, replacing the 1997 Stock Option Plan. The 2007 Stock Option Plan provides that up to a maximum of 1,200,000 Shares of BKFC’s common stock (subject to certain adjustments such as stock splits, stock dividends or recapitalizations) are available for issuance thereunder. There were 143,645 options to purchase Shares outstanding as of December 31, 2011 under the 2007 Stock Option Plan. The outstanding options have exercise prices ranging from $19.00 to $25.80 and were granted to directors, officers and employees of BKFC and the Bank. In fiscal year 2011, options to purchase a total of 8,025 Shares were forfeited and 0 Shares were acquired upon the exercise of options. The material terms of both the 1997 Stock Option Plan and the 2007 Stock Option Plan are outlined below.

Material Terms of the Stock Option Plans

The material terms of both the 1997 Stock Option Plan and the 2007 Stock Option Plan (collectively, the “Plans”) are substantially similar and are therefore discussed together. Options granted under the Plans may have been either ISOs within the meaning of Section 422 of the Code, or “Non-qualified Stock Options.” The option exercise price for ISOs and Non-qualified Stock Options granted to employees may be determined by the Stock Option Committee at the time of the grant, but could not be less than 100% of the fair market value of the Shares on the date of the grant. The exercise price for options granted to non-employee directors and non-employee officers was the fair market value of the Shares on the date of the grant. No option will be exercisable after the expiration of ten years from the date of the grant. However, if an ISO was granted to a participant owning more than 10% of BKFC’s outstanding Shares at the time the ISO is granted, the exercise price of the ISO could not be less than 110% of the fair market value of the Shares on the date of the grant and the ISO shall not be exercisable after the expiration of five years from the date of the grant.

An option may not be transferred or assigned other than by will or in accordance with the laws of descent and distribution. If a participant is “terminated for cause,” as defined in the Plans, any option which has not been exercised shall terminate as of the date of such termination for cause.

BKFC received no monetary consideration for the granting of options under the Plans. Upon the exercise of options, BKFC will receive payment in cash or, if acceptable to the Stock Option Committee, Shares of BKFC or surrendered outstanding options. As of March 12, 2012, the market value of the Shares underlying the maximum number of options that could be awarded under the 2007 Stock Option Plan was $26,080,933, which is calculated by multiplying 1,041,155 (the maximum number of options that can be granted under the 2007 Stock Option Plan) by $25.05, the per share price of the most recent sale of Shares of which management of BKFC is aware.

Outstanding Equity Awards at December 31, 2011

The following table provides information as of December 31, 2011 regarding BKFC’s option awards under the 1997 and 2007 Stock Option Plans. There were no other outstanding equity awards.

Option Awards

Name(1)	Number of Securities Underlying Unexercised Options(#) Exercisable(2)	Number of Securities Underlying Unexercised Options(#) Unexercisable(3)	Option Exercise Price ($)(4)	Option Expiration Date(5)
Robert W. Zapp
1/18/02	4,000	—	19.10	1/18/12
1/17/03(6)	10,000	—	29.20	1/17/13
2/20/04(7)	4,605	5,395	30.05	2/20/14
1/21/05(8)	—	10,000	26.45	1/21/15
1/20/06(9)	6,000	4,000	25.00	1/20/16
1/19/07(10)	6,200	3,800	26.25	1/19/17
1/18/08(11)	3,560	4,440	22.51	1/18/18
1/19/09(12)	1,240	4,760	20.98	1/16/19

Martin J. Gerrety
1/17/03(13)	500	—	29.20	1/17/13
2/20/04(13)	3,000	—	30.05	2/20/14
1/21/05(13)	3,000	—	26.45	1/21/15
1/20/06(13)	3,000	—	25.00	1/20/16
1/19/07(13)	2,400	600	26.25	1/19/17
1/18/08(14)	1,620	1,080	22.51	1/18/18
1/16/09(14)	880	1,320	20.98	1/16/19

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(1)	The grant date of each award is noted below the name of each Named Executive Officer.
(2)	Shows the number of Shares underlying vested (exercisable) but not exercised stock options at the fiscal year ended December 31, 2011.
(3)	Shows the number of Shares underlying unexercised options that are unexercisable because they had not vested at the end of the fiscal year.
(4)	Shows the exercise price to be paid by the Named Executive Officer in order to acquire the shares subject to the option.
(5)	Shows the date that each option expires, if not previously exercised. Under the 1997 Stock Option Plan, the option expiration date is accelerated for officers whose employment is terminated upon death or disability of the Named Executive Officer.
(6)	Granted pursuant to the 1997 Stock Option Plan and vested as follows: 150 shares on 1/17/07; 3,400 shares on 1/17/08; 3,400 shares on 1/17/09 and 3,050 shares on 1/17/10.
(7)	Granted pursuant to the 1997 Stock Option Plan and vested as follows: 950 shares on 2/20/07; 330 shares on 2/20/10; 3,325 shares on 2/20/11; 3,325 shares on 2/20/12; and 2,070 shares on 2/20/15.
(8)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 1,420 shares on 1/21/13; 3,780 shares on 1/21/14; 4,800 shares on 1/1/15.
(9)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 6,000 shares on 1/20/06; 4,000 shares on 1/1/16.
(10)	Granted pursuant to the 1997 Stock Option Plan and vest as follows: 6,200 shares on 1/19/07; 3,800 shares on 1/1/17.
(11)	Granted pursuant to the 2007 Stock Option Plan and vest as follows: 3,560 shares on 1/18/08; 4,440 shares on 1/1/18.
(12)	Granted pursuant to the 2007 Stock Option Plan and vest as follows: 1,240 shares on 1/16/09; 4,760 shares on 1/1/19.
(13)	Granted pursuant to the 1997 Stock Option Plan and vest in five equal annual installments, beginning on the anniversary of the date of grant.
(14)	Granted pursuant to the 2007 Stock Option Plan and vest in five equal annual installments, beginning on the anniversary of the date of grant.

Pension Benefits

The following table presents an estimation of the present value of the benefits payable under the Pension Plan in which an executive officer named in the Summary Compensation Table participates along with his applicable years of service.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accummulated Benefit ($)(1)	Payments During Last Fiscal Year($)
Robert W. Zapp	Executive Private Pension Plan	14	$651,370	0
Martin J. Gerrety	Executive Private Pension Plan	8	$122,930	0

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(1)	The calculation of present value of accumulated benefit assumes a discount rate of 5.50% until age 65. It further assumes that the executive officer will receive the present value of his retirement benefit at age 65 in the form of a lump sum payment in accordance with Financial Standards Accounting Board (FASB) Accounting Standards Codification (ASC), Topic 470 (formerly, FASB Statement of Financial Accounting Standard No. 87).

The Pension Plan provides a member of a select group of management or highly compensated employees with a retirement benefit. The Pension Plan is a defined benefit pension plan within the meaning of Section 414(j) of the Code. The Pension Plan currently has 15 active participants, including Messrs. Zapp and Gerrety. The Pension Plan provides participants with a plan benefit which equals up to 30% of the participant’s “final average compensation” when the Pension Plan benefit is not combined with the participant’s pension plan benefit and age 65 social security benefit. For purposes of the Pension Plan, the term “final average compensation” is defined to mean the annual “adjusted compensation” (as defined in the Pension Plan) of a participant averaged over the five consecutive plan years from the date of participation which produces the highest annual average, provided that if the participant has less than five consecutive plan years of service, final average compensation will be based on adjusted compensation for those years of service from the date of employment to the date of termination. The term “adjusted compensation” means the total compensation paid or accrued (including any accrual under the Contribution Plan) to the participant for services rendered to the Bank as an employee as reflected on IRS Form W-2, increased by salary reductions under a Section 401(k) plan or Section 125 plan. However, amounts attributable, for example, to exercise of stock options, noncash remuneration, moving expenses, relocation bonuses, fringe benefits, lump sum severance payments or any funds paid following termination or retirement from the Bank are excluded from the Pension Plan’s definition of adjusted compensation. The benefits under the Pension Plan shall be paid in the form of an immediate 15-year term annuity. Any other form of benefit payment is permissible only upon satisfying the rules relating to changes in the time and form of distributions contained in Section 409A(a)(4)(C) of the Code and Treasury Regulations promulgated thereunder.

If a participant is terminated before death or age 65 with five “years of service” (as defined in the Pension Plan), he shall be eligible for a deferred retirement pension and the payment of a deferred pension benefit commences when the participant reaches 65 years of age. A participant meeting the eligibility requirements and not requesting an early retirement benefit under the Pension Plan shall receive deferred pension benefits in accordance with the following vested percentages:

•	50% of “accrued benefit” (as defined in the Pension Plan) with five but less than six years of service;

•	60% of “accrued benefit” with six but less than seven years of service;

•	70% of “accrued benefit” with seven but less than eight years of service;

•	80% of “accrued benefit” with eight but less than nine years of service;

•	90% of “accrued benefit” with nine but less than 10 years of service; and

•	100% of “accrued benefit” with 10 or more years of service.

Nonqualified Deferred Compensation

The following table shows the deferred compensation activity for the executives named in the Summary Compensation Table under the Contribution Plan. All executive nonqualified contributions to the Contribution Plan are also included in current year compensation presented in the Summary Compensation Table.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(2)
Robert W. Zapp	45,500	-	6,966		343,708
Martin J. Gerrety	7,500	-	(726)		39,385

(1)	Executive contributions to the Contribution Plan include salary deferred in 2011 at the direction of the executive officer. No aggregate earnings as reported above were reported as compensation in the Summary Compensation table because such amounts do not represent above-market or preferential earnings on compensation. Decline in market returns resulted in negative earnings.
(2)	Represents deferrals of cash compensation from prior years that were reported in the Summary Compensation Table in our proxy statement for the relevant years.

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BKFC offers members of a select group of management or highly compensated employees the opportunity to defer all or a portion of their annual compensation into a deferred compensation account which is deemed to be invested among such categories of investments as may be made available under the Contribution Plan, with the participant’s account being credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of the designated deemed investments. Participation in the Contribution Plan is voluntary. BKFC does not provide a matching contribution under the Contribution Plan. The Contribution Plan currently maintains 13 active participants, including Messrs. Zapp and Gerrety. Participant deferred amounts, along with all earnings, gains and losses thereon, are always 100% vested.

Distribution of vested benefits commences 60 days after the closing of the plan year in which a participant retires or is terminated and shall be paid in substantially equal installments over 15 years. Any other form of benefit payment is permissible only upon satisfying the rules relating to changes in the time and form of distributions contained in Section 409A(a)(4)(C) of the Code and Treasury Regulations promulgated thereunder.

In addition, distributions may be made only for purposes described in 26 C.F.R. Section 1.409A-3(i)(3), which establishes standards deemed to satisfy the unforeseeable emergency condition for distribution of benefits from non-qualified deferred compensation arrangements.

DIRECTOR COMPENSATION

The following table sets forth compensation information on each of the non-employee directors of BKFC and includes their services as directors of the Bank. Directors who are also compensated as employees receive no additional compensation for their services as a director.

Name(2)	Fees Earned or Paid in Cash ($)(1)	Total ($)
Charles M. Berger	16,250	16,250
John S. Cain	16,250	16,250
Rodney S. Cain(3)	16,250	16,250
Harry J. Humpert	16,250	16,250
Barry G. Kienzle	16,250	16,250
John E. Miracle	16,250	16,250
Mary Sue Rudicill	16,250	16,250
Ruth M. Seligman-Doering	16,250	16,250
Herbert H. Works	16,250	16,250

(1)	Based on $1,250 per month from January through December of 2011, and a $1,250 honorarium paid in December of 2011.
(2)	Charles M. Berger, John S. Cain, Rodney S. Cain, Harry J. Humpert, Barry G. Kienzle, John E. Miracle, Mary Sue Rudicill, Ruth Seligman-Doering and Herbert H. Works were the non-employee directors of BKFC on December 31, 2011.
(3)	Mr. Rodney S. Cain is not standing for re-election at the Annual Meeting.

Director Compensation. The entire Board of Directors annually reviews and decides compensation for BKFC’s non-employee directors. No fees are paid to directors who are also employees. As a starting point for its review, the entire Board uses the peer group compensation data prepared by management. BKFC seeks to establish Board compensation that is near the median for the peer group.

Each non-employee member of the Board of Directors received $16,250 for serving on the Bank Board of Directors during 2011. BKFC maintains a stock option plan (the 1997 Stock Option Plan expired on March 21, 2007 and was replaced with the 2007 Stock Option Plan) which benefits BKFC’s directors. See the description of the stock option plans above. In 2011, no options were awarded to non-employee directors.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE AND EMPLOYEE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on its review and discussions with management, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement. See “Compensation Discussion and Analysis.”

During a portion of 2011, BKFC was required to comply with certain requirements regarding executive compensation throughout the time the Treasury Department held an interest in BKFC’s Series A Preferred Stock.

One such requirement was that the Compensation Committee must review every six months senior executive officer and employee incentive compensation to ensure that those arrangements do not encourage “unnecessary or excessive risks” that threaten the value of BKFC, that employee compensation plans do not encourage the manipulation of reported earnings to enhance the compensation of any employee, and to discuss and review the relationship between BKFC’s risk management policy and practices and the senior executive officer incentive compensation arrangements. These risk assessments and reviews for any fiscal year must be provided in the Compensation Committee’s Report for any disclosure pertaining to any fiscal year in which BKFC participates in the CPP. The term “senior executive officer” is defined as the Chief Executive Officer, Chief Financial Officer and the three most highly compensated employees other than the Chief Executive Officer and Chief Financial Officer.

The Compensation Committee has concluded that:

•	The risks to which BKFC is subject can be categorized as credit risk, interest rate risk, price risk, liquidity risk, transaction risk, compliance risk, strategic risk and reputation risk, with the most significant risks identified as credit quality risk and interest rate risk.

•	Base salaries are a sufficient percentage of total compensation to discourage unnecessary or excessive risk taking by senior executive officers and other employees.

•	The annual cash incentive program for senior executive officers and employees does not encourage unnecessary or excessive risk, as the incentive can be reduced or withheld if the Compensation Committee determines an executive has caused BKFC to incur such risk.

•	Stock options awarded by BKFC do not encourage unnecessary or excessive risk because they are vested over a period of time that focuses the senior executive officer or employee on BKFC’s long-term interests. Further, no stock options have been awarded to any senior executive officer since the commencement of BKFC’s participation in the CPP on February 13, 2009.

•	Anticipated holdings by BKFC senior executive officers or employees of significant amounts of BKFC’s Shares through their employment, and historically well into retirement, provide considerable incentive for them to consider BKFC’s long-term interests while still employed.

The Compensation Committee has concluded that the overall compensation structure for senior executive officers and employees does not encourage unnecessary or excessive risk taking by such individuals. While the variable elements of compensation are, on the one hand, a sufficient percentage of overall compensation to motivate senior executive officers and employees to produce superior results, the fixed element on the other hand, is also a sufficiently high percentage of overall compensation that the Compensation Committee does not feel that unnecessary or excessive risk taking is encouraged by the variable elements.

The Compensation Committee has also concluded that the short-term component of BKFC’s executive incentive compensation plan (annual cash incentive) does not encourage unnecessary or excessive risks to BKFC. The Compensation Committee will subjectively determine the incentive based on its evaluation of the President and CEO’s performance, and the President and CEO will subjectively determine the incentive based on its evaluation of the Treasurer’s performance, subject to final approval by the Compensation Committee. Ultimately, the Board of Directors approves the annual cash incentive for the President and CEO and for the Treasurer and Assistant Secretary. The President and CEO will subjectively determine the incentive based on his evaluation of other employees’ respective performances. Such determinations will be based upon, in part, considerations pertaining to whether the senior executive officer or other employee caused BKFC to incur unnecessary or excessive risk.

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The Compensation Committee also notes that a short-term component similar to the current one (but tied in its entirety to a corporate financial goal) has been in place for many years, and there is no evidence it has encouraged unnecessary or excessive risk taking. For example, BKFC’s bonus plans have not encouraged senior executive officers or other employees to assume excessive or unnecessary credit risk, such as by entering the sub-prime lending business, syndications or derivative transactions, and they declined to do so despite the potential for higher short-term profits that might result from such business activities.

The Compensation Committee has also concluded that the long-term component of BKFC’s executive incentive compensation plan consisting of stock option awards does not encourage unnecessary or excessive risks to BKFC. In the Compensation Committee’s view, an unearned and unvested stock or stock option award should be outstanding for each senior executive officer at all times to serve as an incentive to remain with BKFC and to focus the senior executive officer on all elements of BKFC’s performance that influence long-term share price appreciation, including losses attributable to the most significant risks facing BKFC. Longer vesting requirements for the stock option awards encourage senior executive officers to avoid short-term actions that are to BKFC’s long-term detriment. The foregoing principles are also applicable to other employees that participate in BKFC’s incentive compensation plan. In the opinion of the Compensation Committee, the absence of a corporate financial goal as a vesting requirement further assures that the long-term incentive does not encourage unnecessary or excessive risk.

The Compensation Committee considered several other factors that will tend to discourage unnecessary or excessive risk taking by senior executive officers and other employees. Historically, BKFC executives have continued to hold a significant amount of BKFC stock well past retirement, and the Compensation Committee anticipates this will continue for current executives who are approaching retirement age. These substantial holdings by Company executives of BKFC’s Shares, both before and after they retire, subject them to the possibility of significant market penalties in the event they make decisions that benefit BKFC in the short-term but ultimately prove detrimental to BKFC’s long-term interests. The Compensation Committee does not believe it is necessary to impose a minimum stock ownership or holding period requirement due to these significant holdings by BKFC’s executives.

Pursuant to Treasury Department regulations, both the short-term and long-term components of BKFC’s executive incentive compensation plans for senior executive officers are subject to claw-back and golden parachute restrictions. As a condition to BKFC’s participation in the CPP, all bonuses and other incentive compensation arrangements with the senior executive officers provide that during the time the Treasury Department holds an equity position in BKFC, BKFC may recover (or “claw-back”) any payments that were based on materially inaccurate financial statements or any other materially inaccurate performance metrics used to award bonuses or incentive compensation. The claw-back requirement should act as a disincentive to any senior executive officer from manipulating financial statements or performance metrics in a way that would assure payment of a bonus award, increase a bonus or increase the value of a stock option award. There are no employment-related agreements with the senior executive officers that permit golden parachute payments during the period the Treasury Department held an equity position in BKFC. For these purposes, a “golden parachute payment” is defined as any compensation payments to a senior executive officer due to: (1) involuntary termination of employment, including termination by BKFC with or without cause and voluntary termination by the executive for good reason or (2) in connection with any bankruptcy filing, insolvency or receivership of BKFC. Limits on golden parachute payments in the event of involuntary termination of employment likewise deter any behavior not in BKFC’s best interests. BKFC has no employment arrangement with any senior executive officer or other employee that provides for a golden parachute payment.

Certification

The Compensation Committee of BKFC has conducted a risk assessment review of the incentive compensation of its “senior executive officers,” as well as the incentive compensation plans for its employees, generally, as required by the EESA. Accordingly, the Compensation Committee hereby certifies that during 2011 (through November 23, 2011, the date BKFC repurchased all financial assistance received under TARP):

(1)	The Compensation Committee has reviewed with senior risk officers the senior executive officer compensation plans and has made all reasonable efforts to ensure that these plans do not encourage senior executive officers to take unnecessary and excessive risks that threaten the value of BKFC;
(2)	The Compensation Committee has reviewed with senior risk officers the employee compensation plans and has made all reasonable efforts to limit any unnecessary risks these plans pose to BKFC;
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(3)	The Compensation Committee has reviewed the employee compensation plans to eliminate any features of these plans that would encourage the manipulation of reported earnings of BKFC to enhance the compensation of any employee.

This certification and the narrative above are in accordance with the Interim Final Rule of the United States Treasury, TARP Standards for Compensation and Corporate Governance, issued June 15, 2009.

COMPENSATION COMMITTEE

John E. Miracle

Mary Sue Rudicill

Herbert H. Works

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans and Extensions of Credit. The Sarbanes-Oxley Act of 2002 generally prohibits loans by BKFC to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by the Bank to its executive officers and directors in compliance with federal banking regulations. Under this exemption, the Bank has extended loans to certain of its and BKFC’s directors and executive officers, their affiliates and members of their families. In accordance with the federal banking regulations, all such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features. The Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public.

The Bank has an existing lending relationship with both Mr. John Cain and Wiseway Supply established in the ordinary course of business, on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons, which does not present more than the normal risk of collectability or other unfavorable term.

Mr. John Cain is a member of Cain Capital, LLC; Double Bogey, LLC, Wards Corner, LLC, and Fireside Investments, LLC, all of which have mortgages and/or letters of credit with the Bank of Kentucky totaling about $7 million, such arrangements having been made in the ordinary course of business, on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons, which does not present more than the normal risk of collectability or other unfavorable term.

Neither BKFC nor the Bank has formally established policies or procedures that relate to reviewing, approving or otherwise ratifying related person transactions, other than complying with all applicable laws and regulations that pertain to related person transactions for banks.

Leases. The Bank has a lease agreement for office premises located at 1065 Burlington Pike with The R.C. Durr Foundation, Inc., Mr. Rodney S. Cain, a director of BKFC and the Bank who is not standing for re-election to the Board of Directors, and Mr. Rodney S. Cain’s sons, John S. Cain (who is a Director and is standing for re-election), Rodney C. Cain and David Alfred Cain, each of whom is a lessor under the lease agreement. The annual rental expense under this lease was $210,713 for the year ended December 31, 2011 and $210,713 for each of the years ended December 31, 2010, 2009 and 2008, respectively. Mr. John Cain’s interest in such rental expense for 2011 was $23,412. The lease had an initial term of 15 years which expired in 2006 and may, at the option of the Bank, be renewed for three successive five-year periods. The Bank is currently in the second five-year renewal period.

The Bank has a lease agreement for office premises located on Kentucky Highway 18 in Boone County, Kentucky, with William R. Rudicill, the spouse of Ms. Rudicill. The annual rental expense under this lease was $13,065 for the year ended December 31, 2011 and $13,065 for each of the years ended December 31, 2010, 2009 and 2008. The lease had an initial term of 15 years expiring in 2007 and may, at the option of the Bank, be renewed for three successive five-year periods. The Bank has opted to renew this lease.

35

The Bank has a lease agreement for office premises located on Houston Road in Boone County, Kentucky, with Dr. Miracle, Geraldine G. Miracle, Jennifer A. Meyer, Maria A. Meyer, Leila L. Meyer, Herbert E. Works, Mark T. Wilson, Nicolette Wilson, Bryson E. Wilson and Josephina Wilson, each of whom is a lessor under the lease agreement. Geraldine Miracle is Dr. Miracle’s spouse. Jennifer Meyer, Maria Meyer and Leila Meyer are daughters-in-law of David E. Meyer, who resigned from the Board of Directors effective January 31, 2007. Herbert E. Works is the son of Mr. Works. Mark Wilson, Nicolette Wilson, Bryson Wilson and Josephina Wilson were related to Mr. Works through his former wife. The rental expense under this lease was $95,507 for the year ended December 31, 2011. The annual rental expense under this lease was $95,507 for the year ended December 31, 2010, $90,609 for the year ended December 31, 2009 and $88,160 for the year ended December 31, 2008. The lease had an initial term of 15 years which expired in 2009 and was renewed by the Bank for an additional five-year period. The Bank, at its option, may renew for two additional five-year periods.

The Bank has a lease agreement for office premises located on U.S. 42 in Boone County, Kentucky, with Burnett Management Company, LLC, of which Mr. Humpert and Mr. William E. Snyder, a former director of BKFC who resigned effective as of April 19, 2002, are members. The annual rental expense under this lease was $107,394 for the year ended December 31, 2011, $107,394 for the years ended December 31, 2010 and 2009, and $104,413 for the year ended December 31, 2008. The lease was effective in May 1998 with an initial term of 15 years and may, at the option of the Bank, be renewed for three successive five-year periods.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, BKFC’s directors and executive officers and persons holding more than ten percent of the outstanding Shares are required to report their ownership of Shares and changes in such ownership to the SEC and BKFC. Based solely on its review of the copies of such reports, BKFC believes that, for the year ended December 31, 2011, all Section 16(a) filing requirements applicable to BKFC’s officers, directors and greater than ten percent stockholders were complied with on a timely basis.

PROPOSALS OF SECURITY HOLDERS

Any proposals of stockholders intended to be included in BKFC’s proxy statement and proxy card for the 2013 Annual Meeting of Stockholders (other than nominations for directors, which is explained herein at “Meetings and Committees of the Board of Directors”), should be sent to BKFC by certified mail and must be received by BKFC not later than November 30, 2012. In addition, if a stockholder intends to present a proposal at the 2013 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 16, 2013, then the proxies designated by the Board of Directors of BKFC for the 2013 Annual Meeting of Stockholders may vote in their discretion on any such proposal any Shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND
ATTENDANCE AT ANNUAL MEETINGS

The BKFC Board of Directors maintains an informal process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the BKFC Board of Directors should send any communication to the President of BKFC. Any such communication must state the number of Shares beneficially owned by the stockholder making the communication. The President of BKFC will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the BKFC President has the authority to discard the communication or take appropriate legal action regarding the communication.

BKFC does not have a policy regarding Board member attendance at annual meetings of stockholders. All BKFC directors then serving attended the 2011 Annual Meeting of Stockholders.

OTHER MATTERS

Management knows of no other business that may be brought before the Annual Meeting, including matters incident to the conduct of the Annual Meeting. It is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

36

A copy of BKFC’s Annual Report on Form 10-K, without exhibits, for the year ended December 31, 2011, as filed with the SEC, will be furnished without charge to persons who were stockholders as of the close of business on March 2, 2012 upon written request to the President, The Bank of Kentucky Financial Corporation, 111 Lookout Farm Drive, Crestview Hills, Kentucky 41017.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, you are urged to fill in, sign and return the proxy in the enclosed self-addressed envelope.

By Order of the Board of Directors Herbert H. Works, Secretary

Crestview Hills, Kentucky

March 16, 2012

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Appendix A

THE BANK OF KENTUCKY FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN

THE BANK OF KENTUCKY FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN

i

(continued)

ii

(continued)

iii

(continued)

iv

THE BANK OF KENTUCKY FINANCIAL CORPORATION
2012 STOCK INCENTIVE PLAN

ARTICLE I

DEFINITIONS

In addition to other terms defined herein, the following terms shall have the meanings given below:

1.01     Affiliate means any employer with which BKFC would be considered a single employer under Sections 414(b) and (c) of the Code, applied using fifty percent (50%) as the percentage of ownership required under such Code sections; provided, however, that the term “Affiliate” shall be construed in a manner in accordance with the registration provisions of applicable federal securities laws.

1.02     Agreement means an agreement (which may be in written or electronic form, in the Committee’s discretion and which includes, as permitted under Section 409A, any amendment or supplement thereto) between BKFC and a Participant specifying the terms, conditions, and restrictions of an Award granted to the Participant in accordance with the Plan. An Agreement may also state such other terms, conditions, and restrictions, including but not limited to terms, conditions, and restrictions applicable to shares subject to an Award, as may be established by the Committee in accordance with the Plan.

1.03     Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Stock Option or a Nonqualified Stock Option), a Stock Appreciation Right (including a Tandem SAR or a Freestanding SAR), a Restricted Stock Award, a Restricted Unit Award, a Performance Share Award, or a Performance Unit Award, or any other award granted under the Plan.

1.04     BKFC means The Bank of Kentucky Financial Corporation, a Kentucky corporation, or any successor thereto.

1.05     Board means the Board of Directors of BKFC.

1.06     Code means the Internal Revenue Code of 1986, as amended.

1.07     Committee means the Compensation Committee of the Board designated to administer the Plan.

1.08     Common Stock means the common stock of BKFC, no par value.

1.09     Covered Employee shall have the meaning given the term in Section 162(m) of the Code and related regulations.

1.10     Director means a member of the Board of Directors of BKFC or an Affiliate who is not also an Employee of BKFC or of an Affiliate.

1.11     Disability or Disabled means:

(i) If the Participant is not covered under a disability insurance program of BKFC or an Affiliate, a Participant shall be deemed to be Disabled if such Participant is determined to be totally disabled by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, as determined by a licensed physician agreed to by all parties within three (3) months of the Participant’s becoming disabled; or

(ii) If the Participant by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months is covered by a disability insurance program of BKFC or an Affiliate for a period of not less than three (3) months.

1.12     Employee means any person who is an employee of BKFC or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan); provided, however, that with respect to Incentive Stock Options, “Employee” means any person who is considered an employee of BKFC or any Affiliate for purposes of Treas. Reg. Section 1.421-1 (h) (or any successor provision related thereto).

1.13     Exchange Act means the Securities Exchange Act of 1934, as amended.

1.14     Fair Market Value per share of the Common Stock shall be, to the extent applicable to an Award, the closing sales price per share on the NASDAQ Exchange, the New York Stock Exchange or the American Stock Exchange (as applicable) on the date an Award is granted or other determination is made (each, a “valuation date”), or, if there is no transaction on such date, then on the trading date nearest preceding the valuation date for which closing sales price information is available. In the absence of any such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith in accordance with Section 409A.

1.15     Freestanding SAR means a SAR that is granted without relation to an Option, as provided in Article VII.

1.16     Incentive Stock Option means an Option that is designated by the Committee as an Incentive Stock Option and intended to meet the requirements of incentive stock options under Code Section 422 and related regulations.

1.17     Independent Contractor means an independent contractor, consultant, or advisor providing services to BKFC or an Affiliate.

1.18     Nonqualified Stock Option means an Option that is not intended to qualify as an incentive stock option under Code Section 422 and related regulations.

1.19     Option means a stock option granted under Article VI.

1.20     Participant means an individual employed by, or providing services to, BKFC or an Affiliate who satisfies the requirements of Article IV and is selected by the Committee to receive an Award under the Plan.

1.21     Performance Measures mean one or more performance factors which may be established by the Committee with respect to an Award. Performance factors may be based on such corporate, business unit or division and/or individual performance factors and criteria as the Committee in its discretion may deem appropriate; provided, however, that, such performance factors shall be limited to one or more of the following: (i) earnings; (ii) earnings per share; (iii) book value per share; (iv) total relative values or as a percentage of an incentive pool; (v) total return to shareholders; (vi) return on equity, assets, capital, or investment; (vii) pre-tax margins; revenues; (viii) expenses; (ix) costs; (x) stock price; (xi) investment performance of funds, accounts, or assets under management; (xii) market share; (xiii) income (operating, net, or pre-tax income); (xiv) business diversification; (xv) cash flow); and (xvi) ratios, such as operating ratios, capital ratios, or risk measurement ratios. Such performance factors may include or exclude extraordinary items, as determined by the Committee. To the extent that such inclusions and exclusions affect awards to Covered Employees, they shall be prescribed in a form that is not discretionary and that meets the requirements of Code Section 162(m).

1.22     Performance Share means an Award granted under Article VIII.

1.23     Performance Unit means an Award granted under Article VIII.

1.24     Plan means The Bank of Kentucky Financial Corporation 2012 Stock Incentive Plan, as it may be hereafter amended and/or restated.

1.25     Reduction in Force Severance shall have the meaning ascribed to the term in any employment agreement, consulting agreement, or other similar agreement, if any, to which the Participant is a party; provided that any reference to “termination of employment” or “termination of service” or “severance” shall mean a Separation from Service as defined herein; or, if no such agreement applies, “reduction in force” shall mean the Participant’s Separation from Service due to the elimination of the Participant’s job or position without fault on the part of the Participant (as determined by the Committee).

1.26     Restricted Stock Award means shares of Common Stock awarded to a Participant under Article IX.

1.27     Restricted Stock Unit Award means a Restricted Stock Unit Award granted to a Participant pursuant to Article .IX.

1.28     Retirement means that a Participant has incurred a Separation from Service on or after his earliest early retirement date. As used herein, the “earliest early retirement date” of a Participant who incurs a Separation from Service is, (i) if the Participant is an Employee, either the Employee’s attainment of at least age 55 with at least 10 years of service with BKFC and/or an Affiliate or, in the event the Employee has not attained at least age 55 with at least 10 years of service, the Employee’s attainment of at least age 65 with at least 5 years of service with BKFC and/or an Affiliate; and (ii) if the Participant is a non-employee Director, the non-employee Director’s attainment of at least the age of retirement if any specified in BKFC Corporation’s procedures applicable to Directors as to the retirement age for non-employees.

1.29     SAR means a stock appreciation right granted under Article VII. References to “SARs” include both Related SARs and Freestanding SARs, unless the context requires otherwise.

1.30     Section 409A means Section 409A of the Code and the guidance issued thereunder by the United States Department of the Treasury and/or Internal Revenue Service.

1.31     Securities Act means the Securities Act of 1933, as amended.

1.32     Separation from Service means a termination of employment with BKFC and all Affiliates that is a “separation from service” within the meaning of Section 409A (other than death); provided, however, that the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six (6) months, or if longer, so long as the individual retains a right to reemployment with BKFC or an Affiliate under an applicable statute or by contract. An employee is presumed to have separated from service where the level of bona fide services performed decreases to a level equal to twenty percent (20%) or less of the average level of services performed by the employee during the immediately preceding thirty-six- (36-) month period. In all applicable cases, whether an employee or other service provider has incurred a Separation from Service shall be determined in accordance with Section 409A.

1.33     Specified Employee means a “specified employee” within the meaning of Section 409A and any “specified employee” identification policy of BKFC.

1.34     Tandem SAR means an SAR granted under Article VII that is granted in relation to a particular Option and that can be exercised only upon the surrender to BKFC, unexercised, of that portion of the Option to which the SAR relates.

ARTICLE II

PURPOSES

The Plan is intended to assist in promoting the interests of BKFC and its stockholders by (i) attracting and retaining Employees and Directors of, and Independent Contractors to, BKFC and its Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the BKFC. In furtherance of this purpose, the Plan authorizes the grant of Awards, including Options (including Incentive Stock Options and Nonqualified Stock Options), SARs (including Tandem SARs and Freestanding SARs), Restricted Stock Awards, Restricted Stock Units, Performance Share Awards, and Performance Unit Awards to selected eligible individuals. The proceeds received by BKFC from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

ARTICLE III

ADMINISTRATION

3.01     Committee Composition. The Plan shall be administered by a Committee each member of which shall at the time of any action under the Plan be (i) a “non-employee director” as then defined under Rule 16b-3 under the Exchange Act, (ii) an “outside director” as then defined in the regulations under Section 162(m) of the Code, (iii) an “independent” director under the rules of the New York Stock Exchange or other exchange under which the Common Stock is traded, and (iv) an “independent” director under any other applicable regulatory requirements. Notwithstanding the foregoing, unless otherwise determined by the Board, the Board shall administer the Plan, and otherwise exercise the same authority as the Committee, with respect to grants to Directors.

3.02     Authority. The Committee shall have the authority in its sole discretion from time to time: (i) to designate the individuals eligible to participate in the Plan; (ii) to grant Awards under the Plan; (iii) to prescribe such limitations, restrictions, and conditions upon any such Award as the Committee shall deem appropriate; and (iv) to interpret the Plan, to adopt, amend, and rescind rules and regulations relating to the Plan, and to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan. A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.

3.03     Binding Action. All actions of the Committee shall be final, conclusive, and binding upon all persons. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.

3.04     Delegation. To the extent permitted by applicable law, the Committee may delegate, within limits it may establish from time to time, the authority to grant awards to employees who are not subject to Section 16 of the Exchange Act and who are not “covered employees,” as defined in Section 162(m) of the Code.

ARTICLE IV

PARTICIPATION

4.01     General. An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

(a)     The individual is either (i) an Employee of BKFC or an Affiliate, (ii) a Director of BKFC or an Affiliate, or (iii) an Independent Contractor providing services to BKFC or an Affiliate.

(b)     With respect to the grant of Incentive Stock Options, the individual is otherwise eligible to participate under Article IV herein, is an Employee of BKFC or an Affiliate and does not own, immediately before the time that the Incentive Stock Option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of BKFC or an Affiliate. Notwithstanding the foregoing, an Employee who owns more than ten percent (10%) of the total combined voting power of BKFC or an Affiliate may be granted an Incentive Stock Option if the Option Price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock, and the Option Period (as defined in Section 6.03 herein) does not exceed five (5) years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

(c)     With respect to the grant of substitute awards or assumption of awards in connection with a merger, consolidation, acquisition, reorganization, or other transaction involving BKFC or an Affiliate, the Committee may grant Awards to non-employees upon such terms and conditions as it determines to be appropriate; provided that the recipient is otherwise eligible to receive the Award and the terms of the Award are consistent with the Plan and applicable laws, rules, and regulations (including, to the extent necessary, the federal securities laws registration provisions and Sections 409A and 424 of the Code).

(d)     The individual, being otherwise eligible under this Section 4.01, is selected by the Committee as a Participant in the Plan.

4.02     Grants; Award Agreements. The Committee will designate individuals to whom Awards are to be made and will specify the number of shares of Common Stock, if any, subject to each Award and the other terms and conditions of Awards. Each Award granted under the Plan shall be evidenced by an Agreement which shall contain such terms, conditions, and restrictions as may be determined by the Committee, subject to the terms of the Plan.

ARTICLE V

SHARES SUBJECT TO PLAN AND AWARD LIMITATIONS

5.01     Shares Available for Awards. Subject to adjustments as provided in Section 5.03, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed one million (1,000,000) shares of Common Stock. Shares delivered under the Plan shall be authorized but unissued shares or shares purchased on the open market or by private purchase. BKFC hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder. Notwithstanding any provision herein to the contrary, each of the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5.03:

(a)     The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Incentive Stock Options shall not exceed 750,000 shares;

(b)     The maximum number of shares of Common Stock that may he issued under the Plan pursuant to Nonqualified Stock Options shall be 250,000 shares;

(c)     In any calendar year, no Participant may be granted Options and Tandem SARs that are related to an Option for more than 25,000 shares of Common Stock;

(d)     In any calendar year, no Participant may be granted Freestanding SARs for more than 25,000 shares of Common Stock;

(e)     The maximum number of shares of Common Stock that may he issued under the Plan pursuant to Restricted Stock shall be 400,000 shares

(f)     The maximum number of shares of Common Stock that may he issued under the Plan pursuant to Restricted Stock Units shall be 400,000 shares;

(g)     In any calendar year, no Participant may be granted Performance Shares for more than 10,000 shares of Common Stock;

(h)     In any calendar year, no Participant may be granted Performance Units for more than 10,000 shares of Common Stock; and

(i)     In any calendar year, no Participant may receive Awards under the Plan paid in cash having an aggregate dollar value in excess of 250,000 dollars.

Each share issued or transferred pursuant to an award of options or stock appreciation rights will reduce the aggregate plan limit of one million shares by one share. Each share issued or transferred (and in the case of restricted stock, restricted stock units, performance shares and performance units, released from all substantial risks of forfeitures) pursuant to an award other than options or stock appreciation rights will reduce the aggregate plan limit of one million shares by 2.50 Shares.

5.02     Shares Not Subject to Limitations. The following will not be applied to the share limitations of Section 5.01 above:

(a)     Awards which are settled in cash rather than the issuance of shares; and

(b)     Any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expired, or lapsed for any reason without the issuance of shares underlying the Award. Any shares that again become available for issuance pursuant to this Section 5.02(b) shall be added back to the aggregate plan limit of one million Shares in the same manner such Shares were originally deducted from the aggregate plan limit.

5.03     Adjustments. If there is any change in the outstanding shares of Common Stock because of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, combination, or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of BKFC affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Committee shall make such adjustments to the terms of Awards and to any provisions of this Plan as the Committee deems equitable to prevent dilution or enlargement of Awards or as may otherwise be advisable. Notwithstanding the foregoing, unless the Committee determines otherwise, the issuance by BKFC of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of BKFC convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

ARTICLE VI

OPTIONS

6.01     Grant of Options. Subject to the terms of the Plan, the Committee may in its sole and absolute discretion grant Options to such eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Committee shall determine. Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan, as determined by the Committee; provided, however, that Incentive Stock Options may only be granted to Employees of BKFC or an Affiliate. To the extent that an Option is designated as an Incentive Stock Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Stock Option. An Option may be granted with or without a Tandem SAR.

6.02     Date of Grant. References to the “date of grant,” “the date on which the Option is granted,” and the like shall mean the date the Committee has fixed, for each Option, the identity of the Participant to receive an Option, the maximum number of shares subject to the Option, and the minimum Option Price of the Option; provided that there is no unreasonable delay in giving notice of the grant to the Participant.

6.03     Option Price. The price per share at which an Option may be exercised (the “Option Price”) shall be established by the Committee and stated in the Agreement evidencing the grant of the Option; provided, that (i) the Option Price of an Option shall be no less than the Fair Market Value per share of the Common Stock on the date the Option is granted (or 110% of the Fair Market Value with respect to Incentive Stock Options granted to an Employee who owns stock possessing more than ten percent (10%) of the total voting power of all classes of stock of BKFC or an Affiliate); and (ii) in no event shall the Option Price per share of any Option be less than the par value per share of the Common Stock.

6.04     Option Period: Exercise of Options. The term of an Option (the “Option Period”) shall be determined by the Committee at the time the Option is granted, shall be stated in the Agreement, and shall not extend more than ten (10) years from the date on which the Option is granted (or five (5) years with respect to Incentive Stock Options granted to an Employee who owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of BKFC or an Affiliate). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate.

6.05     No Deferral Feature. No Option shall have any feature that would allow for the deferral of compensation (within the meaning of Section 409A) other than the deferral of recognition of income until the later of the exercise or disposition of the Option or the time the shares acquired subject to the exercise of the Option first become substantially vested (as defined in Treasury Regulation Section 1.83-3(b)).

6.06     Exercise of Options.

(a)     The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Committee in its discretion, subject to the terms of the Plan. An Option granted under this Plan that is exercisable may be exercised with respect to any number of whole shares less than the full number of whole shares for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to remaining shares subject to the Option or Related SAR.

(b)     An Option that is exercisable may be exercised by giving written notice to BKFC in form acceptable to the Committee at such place and subject to such conditions as may be established by the Committee or its designee. Such notice shall specify the number of shares to be purchased pursuant to the Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of such purchase price. The date of exercise means the date notice of exercise is received by BKFC or its designee; provided, however, if such notice is received by BKFC or its designee after the market closes on such day of receipt, the date of exercise means the next trading day of the Common Stock.

(c)     To the extent required under Section 422 of the Code, in no event shall there first become exercisable by an Employee in any one (1) calendar year Incentive Stock Options granted by BKFC or Affiliate with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) greater than One Hundred Thousand Dollars ($100,000).

6.07     Payment. Unless an Agreement provides otherwise, payment upon exercise of an Option shall be in the form of cash or cash equivalent; provided that, where permitted by the Committee and applicable laws, rules, and regulations, payment may also be made:

(a)     By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for a time period determined by the Committee and otherwise acceptable to the Committee;

(b)     By shares of Common Stock withheld upon exercise;

(c)     By delivery of written notice of exercise to BKFC and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to BKFC the amount of sale or loan proceeds to pay the Option Price;

(d)     By such other payment methods as may be approved by the Committee and which are acceptable under applicable law; or

(e)     By any combination of the foregoing methods.

Shares tendered or withheld in payment on the exercise of an Option shall be valued at their Fair Market Value on the date of exercise, as determined by the Committee.

6.08     Nontransferability. Incentive Stock Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) except by will or the laws of intestate succession or, in the Committee’s discretion, as may otherwise be permitted in accordance with Section 422 of the Code and related regulations and as specified in the Agreement. Nonqualified Stock Options shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the Committee in its sole discretion (in accordance with applicable law, including the Code and registration provisions of the Securities Act) as specified in the Agreement. Except as may be permitted by the preceding sentence with respect to the transfer of Nonqualified Stock Options, (i) during the lifetime of a Participant to whom an Option is granted, the Option may be exercised only by the Participant; and (ii) no right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant. The designation of a beneficiary in accordance with Section 15.10 shall not constitute a transfer.

6.09     Disqualifying Dispositions. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify BKFC in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.01     Grant of SARs. Subject to the terms of the Plan, the Committee may in its discretion grant SARs to Participants, in such numbers, upon such terms, and at such times as the Committee shall determine. Tandem SARs may be granted with respect to all or a portion of the shares of Common Stock subject to an Option or Freestanding SARs may be granted separately and independently of an Option. The base price per share of an SAR shall never be less than one hundred percent (100%) of the Fair Market Value per share of the Common Stock on the date the SAR is granted.

7.02     Tandem SARs. A Tandem SAR shall be granted concurrently with the grant of the related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable, and in no event after the complete termination or full exercise of the related Option. Upon the exercise of a Tandem SAR, the Option shall be canceled to the extent of the number of shares as to which the Tandem SAR is exercised, and upon the exercise of a related Option, the Tandem SAR shall be canceled to the extent of the number of shares as to which the related Option is exercised or surrendered.

7.03     Freestanding SARs. A Freestanding SAR may be granted without relationship to an Option and, in such case, will be exercisable upon such terms and subject to such conditions as may be determined by the Committee, subject to the terms of the Plan.

7.04     Date of Grant. References to the “date of grant,” “the date on which the SAR is granted,” and the like shall mean the date the Committee has fixed, for each SAR, the identity of the Participant to receive a SAR, the maximum number of shares subject to the SAR, and the minimum base price of the SAR; provided that there is no unreasonable delay in giving notice of the grant to the Participant.

7.05     No Deferral Feature. No SAR shall have any feature that would allow for the deferral of compensation (within the meaning of Section 409A) other than the deferral of recognition of income until the exercise of the SAR.

7.06     Exercise of SARs.

(a)     Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Committee and stated in the applicable Agreement. The period during which a SAR may be exercisable shall not exceed ten (10) years from the date of grant or, in the case of Related SARs, such shorter Option Period as may apply to the related Option. Any SAR or portion thereof not exercised before expiration of the period established by the Committee shall terminate.

(b)     SARs may be exercised by giving written notice to BKFC in form acceptable to the Committee at such place and subject to such terms and conditions as may be established by the Committee or its designee. Unless the Committee determines otherwise in the Agreement, the date of exercise of a SAR shall mean the date on which BKFC shall have received proper notice from the Participant of the exercise of such SAR; provided, however, if such notice is received by BKFC or its designee after the market closes on such day of receipt, the date of exercise shall mean the next trading day of Common Stock.

7.07     Payment Upon Exercise. Subject to the limitations of the Plan, upon the exercise of a SAR, a Participant shall be entitled to receive payment from BKFC in an amount determined by multiplying (i) the difference Between the Fair Market Value of a share of Common Stock on the date of exercise of the SAR over the base price of the SAR by (ii) the number of shares of Common Stock with respect to which the SAR is being exercised. Such consideration shall be paid in cash, shares of Common Stock (valued at Fair Market Value on the date of exercise of the SAR), or a combination of cash and shares of Common Stock, as determined by the Committee. Cash payments shall be made within ten (10) business days of exercise; provided that if such ten- (10-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable Agreement, the Participant will receive cash in lieu of fractional shares.

7.08     Nontransferability. Unless the Committee determines otherwise in accordance with applicable law, including the Code, (i) SARs shall not be transferable (including by sale, assignment, pledge, or hypothecation) other than by will or the laws of intestate succession, and (ii) SARs may be exercised during the Participant’s lifetime only by him or by his guardian or legal representative. The designation of a beneficiary in accordance with Section 15.10 shall not constitute a transfer.

ARTICLE VIII

PERFORMANCE UNITS AND PERFORMANCE SHARES

8.01     Grant of Performance Units or Performance Shares. Subject to the terms and conditions of the Plan, Performance Units or Performance Shares may be granted to Employees, Directors and/or Independent Contractors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant and the terms and conditions thereof, including whether such award of Performance Units or Performance Shares includes Dividend Equivalent Rights.

8.02     Value of Performance Units and Performance Shares. The Committee shall set Performance Goals over certain periods to be determined in advance by the Committee (“Performance Periods”). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the Performance Goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. With respect to each such Performance Measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded.

8.03     Payment of Performance Units and Performance Shares. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee at the date of the grant. The Committee shall make this determination by first determining the extent to which the Performance Goals set pursuant to Section 8.02 have been met. It will then determine the applicable percentage to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable Performance Goals have been satisfied to a particular extent.

8.04     Form and Timing of Payment. The payment described in Section 8.03 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee in the Agreement at the date of grant. Dividends or Dividend Equivalents, if any, credited with respect to a Performance Unit or Performance Share shall not be payable to the Participant prior to payment, if any. If any payment is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period, as provided in the Agreement.

8.05     Nontransferability. No Performance Units or Performance Shares granted under the Plan maybe sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by Participant.

8.06     Payments to Specified Employees. Notwithstanding anything to the contrary in Section 8.04, Performance Units and Performance Shares payable upon a Separation from Service of a Specified Employee during the six- (6-) month period following such Separation from Service, to the extent they constitute nonqualified deferred compensation subject to Section 409A, shall not be paid or issued until within the thirty (30-) day period commencing with the first day of the seventh month following the month of the Specified Employee’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment).

8.07     No Acceleration. Except as permitted under Section 409A, no acceleration of the time or form of payment of a Performance Unit or Performance Share shall be permitted.

8.08     Forfeiture of Performance Unit or Performance Share. Unless the Committee determines otherwise in the Agreement (taking into account applicable law, including Section 409A), if the employment or service of a Participant shall terminate for any reason and the Participant has not earned all or part of a Performance Unit or performance Share pursuant to the terms of the Plan and the Agreement, such Award, to the extent not then earned, shall be forfeited immediately upon such termination of employment or service and the Participant shall have no further rights with respect thereto.

ARTICLE IX

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

9.01     Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock and Restricted Stock Units under the Plan to such Employees, Directors and/or Independent Contractors and in such amounts and on such terms and conditions as it shall determine.

9.02     Transferability. Except as provided in this Article IX, the Shares of Restricted Stock and Restricted Stock Units granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and as shall be specified in the Agreement; or upon earlier satisfaction of other conditions (which may include the attainment of Performance Goals) as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock or Restricted Stock Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

9.03     Other Restrictions. The Committee shall impose such other restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, but not limited to, attainment of Performance Goals during the Restriction Period, and the Committee may legend certificates representing Restricted Stock or record stop transfer orders with respect to uncertificated Shares to give appropriate notice of such restrictions.

9.04     End of Restriction Period. Except as otherwise provided in this Article IX, after the last day of the Restriction Period, (a) Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant, and (b) the Participant shall be entitled to receive one Share of Stock with respect to each Restricted Stock Unit. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend or stop transfer order removed. If delivery of Shares is to be made on a deferred basis, the Committee may provide for the crediting or payment of Dividend Equivalents or interest during the deferral period.

9.05     Voting Rights. During the Restriction Period, Participants holding Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise specified in the applicable Agreement.

9.06     Dividends and Other Distributions. Except as otherwise provided by the Committee in the applicable Award Agreement, during the Restriction Period, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may also include a dividend equivalent right under which the Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Restricted Stock or Restricted Stock Units while they are so held. If any such dividends or distributions are paid in shares, the shares or, if applicable, Restricted Stock Units equal to the number of such shares, shall be subject to the same restrictions on transferability as the Restricted Stock or Restricted Stock Units with respect to which they were paid.

9.07     Forfeiture of Restricted Awards. Unless the Committee determines otherwise in the Agreement (taking into account applicable law, including Section 409A), if the employment or service of a Participant shall terminate for any reason and all or any part of a grant of Restricted Stock or Restricted Stock Unit has not vested or been earned pursuant to the terms of the Plan and the Agreement, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

9.08     Payments to Specified Employees. Notwithstanding anything to the contrary in Section 9.04, Restricted Stock Units payable upon a Separation from Service of a Specified Employee during the six- (6-) month period following such Separation from Service, to the extent such Restricted Stock Units constitute nonqualified deferred compensation subject to Section 409A, shall not be paid or issued until within the thirty- (30-) day period commencing with the first day of the seventh month following the month of the Specified Employee’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment).

9.09     No Acceleration. Except as permitted under Section 409A, no acceleration of the time or form of payment of a Restricted Award shall be permitted.

ARTICLE X

DIVIDENDS AND DIVIDEND EQUIVALENTS

Except with regard to Options and SARs, the Committee may, in its sole discretion, provide that Awards granted under the Plan earn dividends or dividend equivalents. No dividends or dividend equivalents shall be granted with respect to Option or SARs. Such dividends or dividend equivalents may be paid currently or may be credited to a Participant’s account. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares of Common Sock or share equivalents.

ARTICLE XI

EFFECT OF TERMINATION

The Committee shall determine the extent, if any, to which a Participant shall have any rights with respect to an Award (including but not limited to the right to exercise all or part of an Option, SAR, or the right to all or part of a Restricted Stock Award, Restricted Stock Unit, Performance Shares, or Performance Units to vest or be earned) following the Participant’s Separation from Service with BKFC or an Affiliate. Such provisions will be determined in the sole discretion of the Committee, shall be included in the Agreement relating to such Award, need not be uniform among all Awards issued under the Plan, and may reflect distinctions based on the reasons for Separation from Service. The Committee also may decide, in accordance with Section 409A, to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed Separations from Service.

ARTICLE XII

COMPLIANCE WITH LAWS: RESTRICTIONS ON AWARDS AND SHARES

BKFC may impose such restrictions on Awards and shares or any other benefits underlying Awards hereunder as it may deem advisable, including without limitation restrictions under the Code and federal securities laws, the requirements of any stock exchange or similar organization, and any blue sky, state, or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, BKFC shall not be obligated to issue, deliver, or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution, or action is in compliance with all applicable laws, rules, and regulations (including but not limited to the requirements of the Code and the Securities Act). BKFC may cause a restrictive legend to be placed on any certificate for shares issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

ARTICLE XIII

AMENDMENT AND TERMINATION OF THE PLAN

13.01     General.

(a)     The Plan may be amended, altered, or terminated at any time by the Board; provided, that (i) approval of an amendment to the Plan by the shareholders of BKFC shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule, or regulation; and (ii) except for adjustments made pursuant to Section 5.03, the Option Price for any outstanding Option or base price of any outstanding SAR granted under the Plan may not be decreased after the date of grant, nor may any outstanding Option or SAR granted under the Plan be surrendered to BKFC as consideration for the grant of a new Option or SAR with a lower Option Price or base price than the original Option or SAR, as the case may be, without shareholder approval of any such action.

(b)     Subject to Section 409A, the Committee may amend, alter, or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration, or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

13.02     Adjustment of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall have authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting BKFC or any Affiliate, or the financial statements of BKFC or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable laws, rules, or regulations.

ARTICLE XIV

EFFECTIVE DATE

This Plan shall be effective upon the later of the adoption by the Board and approval by BKFC shareholders. This Plan shall be submitted to the shareholders of BKFC for approval at an annual or special meeting of shareholders.

ARTICLE XV

GENERAL PROVISIONS

15.01     Shareholder Rights. Except as otherwise determined by the Committee (and subject to the provisions of Section 9.04 regarding Restricted Stock), a Participant and his legal representative, legatees, or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a shareholder unless and until certificates for such shares have been issued and delivered under the Plan (or other evidence of Common Stock ownership, including, without limitation, a direct registration system book entry account). A certificate or certificates for shares of Common Stock (or other evidence of Common Stock ownership, including, without limitation, a direct registration system book entry account) acquired upon exercise of an Option or SAR shall be issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the purchase price.

15.02     Withholding. BKFC shall withhold all required local, state, federal, foreign, and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable in cash with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, BKFC shall require any recipient of an Award to pay to BKFC in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by BKFC to such authority for the account of such recipient. Notwithstanding the foregoing, the Committee is authorized to withhold, in whole or in part, any local, state, federal, foreign, or other income tax obligations relating to such an Award from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied.

15.03     Section 16(b) Compliance. To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of BKFC that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit, or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting, or conditioning the Plan with respect to other Participants.

15.04     Code Section 162(m) Performance-Based Compensation.

(a)     To the extent to which Section 162(m) of the Code is applicable, BKFC intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and related regulations, unless otherwise determined by the Committee. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) and related regulations shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Committee, in its discretion, determines otherwise.

(b)     If the Committee reasonably anticipates that the deduction with respect to a payment would not be permitted solely due to the application of Section 162(m) of the Code, the Committee may defer that amount of the payment to the extent deemed necessary to ensure deductibility; provided, however, that (i) the deduction limitation of Section 162(m) of the Code shall be applied to all payments to similarly situated Participants on a reasonably consistent basis; (ii) the payment must be made by the earliest of (x) during BKFC’s (or the Affiliate’s) first taxable year in which BKFC (or the Affiliate) reasonably anticipates, or should reasonably anticipate, that if the payment is made during such year, the deduction of such payment will not be barred by application of Section 162(m) of the Code or (y) during the period beginning with the date of the Participant’s Separation from Service and ending on the later of the last day of the taxable year of BKFC (or the Affiliate) in which the Participant incurs a Separation from Service or the 15th day of the third month following the Participant’s Separation from Service; (iii) where any payment to a particular Participant is delayed because of Section 162(m), the delay in payment will be treated as a subsequent deferral election unless all scheduled payments to such Participant that could be delayed are also delayed; (iv) where a payment is delayed to a date on or after the Participant’s Separation from Service, the payment will be considered a payment upon a Separation from Service for purposes of the Section 409A six- (6-) month delay for Specified Employees; and (v) no election may be provided to a Participant with respect to the timing of payment hereunder.

15.05     Section 409A. To the extent applicable, BKFC intends that the Plan comply with Section 409A, and the Plan shall be construed in a manner to comply with Section 409A. Participants also agree that in no event shall any payment required to be made pursuant to this Plan that is considered “nonqualified deferred compensation” within the meaning of Section 409A be accelerated in violation of Section 409A. In the event a Participant is a Specified Employee, and payments that are nonqualified deferred compensation cannot commence until the lapse of six (6) months after a Separation from Service, then any such payments that are required to be paid during such six- (6-) month period in a single lump sum shall be made on the date that is within the thirty (30-) day period commencing with the first day of the seventh month after the month of the Participant’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment). Furthermore, the first six (6) months of any such payments of nonqualified deferred compensation that are required to be paid in installments shall be paid within the thirty- (30-) day period commencing with the first day of the seventh month following the month of the Participant’s Separation from Service (provided that if such thirty- (30-) day period begins in one (1) calendar year and ends in another calendar year, the Participant shall have no right to designate the calendar year of payment). All remaining installment payments shall be made or provided as they would ordinarily have been under the provisions of the Agreement. Notwithstanding any other provision of the Plan, the tax treatment of Awards under the Plan shall not be, and is not, warranted or guaranteed. Neither BKFC, any Affiliate, the Board, the Committee, Committee, nor any of their delegates shall be held liable for any taxes, penalties, or other monetary amounts owed by a Participant, his beneficiary, or other person as a result of the grant, modification, or amendment of an Award or the adoption, modification, amendment, or administration of the Plan.

15.06     No Right or Obligation of Continued Employment or Service. Neither the Plan, the grant of an Award, nor any other action related to the Plan shall confer upon any individual any right to continue in the service of BKFC or an Affiliate as an Employee, Director, or Independent Contractor or affect in any way with the right of BKFC or an Affiliate to terminate an individual’s employment or service at any time.

15.07     Unfunded Plan; No Effect on Other Plans.

(a)     The Plan shall be unfunded, and BKFC shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between BKFC or any Affiliate and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of BKFC or any Affiliate, including, without limitation, any specific funds, assets, or other property which BKFC or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of BKFC or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

(b)     The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance, or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Committee.

(c)     The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for BKFC or any Affiliate, nor shall the Plan preclude BKFC from establishing any other forms of stock incentive or other compensation for employees or service providers of BKFC or any Affiliate; provided however, that from and after the effective date of this Plan, BKFC shall issue no further options for shares of Common Stock of BKFC under The Bank of Kentucky Financial Corporation 2007 Stock Option and Incentive Plan.

15.08     Applicable Law. The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without regard to the conflict of laws provisions of any state, and in accordance with applicable United States federal laws.

15.09     Deferrals. Subject to Sections 6.05 and 7.05, the Committee may permit or require, at the time an Award is granted, a Participant to defer receipt of the delivery of shares of Common Stock, the payment of cash, or the provision of any other benefit that would otherwise be due pursuant to the exercise, vesting, or earning of an Award. If any such deferral is required or permitted, the Committee shall, in its discretion, establish rules and procedures in writing for such deferrals in accordance with Section 409A and the time and payment shall be established at the date of grant.

15.10     Beneficiary Designation. The Committee may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to receive settlement of Awards (if any) to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant’s death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Committee determines otherwise. The Committee shall have sole discretion to approve and interpret the form or forms of such beneficiary designation.

15.11     Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

15.12     Successors and Assigns. The Plan shall be binding upon BKFC, its successors and assigns, and Participants, their executors, Committees, permitted transferees, and beneficiaries.

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IN WITNESS WHEREOF, The Bank of Kentucky Financial Corporation 2012 Stock Incentive Plan, is, by the authority of the Board of Directors of BKFC, executed on behalf of BKFC, the _____ day of ___________________,2012.

The Bank of Kentucky Financial Corporation

By:
Printed Name:
Title:

ATTEST:

By:
Name:
Title:

[Corporate Seal]

APPENDIX B

THE BANK OF KENTUCKY FINANCIAL CORPORATION

CHARTER OF THE AUDIT COMMITTEE

AUTHORITY AND MEMBERSHIP

The members of the Committee are appointed annually by the Board of Directors of The Bank of Kentucky Financial Corporation (the “Corporation”). The members shall serve until their successors are duly elected and qualified by the Board. The Board determines the number of members of the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law and not less than three. Committee members must fully satisfy independence and experience requirements as prescribed by the rules and regulations of the Securities and Exchange Commission (“SEC”), and the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and applicable rules and regulations there under. No member of the Committee may be an “affiliated person” of the Corporation or any of its subsidiaries (as defined in the federal securities laws) nor may any member of the Committee simultaneously serve on the audit committee of more than two other public companies.

Director’s shall not accept any consulting, advisory, or other compensatory fees for the Corporation or its subsidiaries, other than in his or her capacity as a member of the Audit Committee, Board of Directors, or any other Board Committee of the Corporation or its subsidiaries.

The Board will appoint one of the members of the Committee to serve as the Committee Chair. The Committee may also appoint a Secretary, who need not be a Director.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to ask the Corporation to provide the Committee with the support of one or more Corporation employees to assist it in carrying out its duties. The Corporation shall provide for appropriate funding, as determined solely by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any other advisors employed by the Committee. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel, independent auditors or other advisors to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

The Committee is directly and solely responsible for the appointment, compensation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall perform the duties and act as the audit committee for The Bank of Kentucky, Inc. and The Bank of Kentucky Capital Trust II.

PURPOSE OF THE COMMITTEE

The Committee’s primary purpose is to:

•	Provide assistance to the Board by monitoring:

1) the integrity of the financial statements of the Corporation,

2) the independent auditors’ qualifications and independence,

3) the performance of the Corporation’s and its subsidiaries' internal audit function and independent auditors,

4) the Corporation’s system of internal controls,

5) the Corporation’s financial reporting and system of disclosure controls, and

6) the compliance by the Corporation with legal and regulatory requirements; and

•	Supervise the preparation of the Committee report required by the rules of the SEC to be included in the Corporation’s annual proxy statement.

The Committee’s job is one of oversight as set forth in this charter. It is not the duty of the Committee to prepare the Corporation’s financial statements, to plan or conduct audits, or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP"). The Corporation’s management is responsible for preparing the Corporation’s financial statements and for maintaining internal controls, and the independent auditors are responsible for auditing the financial statements. Nor is it the duty of the Committee to conduct investigations or to assure compliance with laws and regulations.

RESPONSIBILITIES OF THE COMMITTEE

A. Charter Review

•	Review and reassess the adequacy of this charter at least annually and recommend to the Board any proposed changes to this charter.

2

B. Financial Reporting / Internal Controls

•	Review and discuss with the internal auditors and the independent auditors their respective annual audit plans, reports and the results of their respective audits;

•	Review and discuss with management and the independent auditors the Corporation’s quarterly financial statements and its Form 10-Q (prior to filing the same as required by the Securities Exchange Act of 1934 “Exchange Act”), including disclosures made in the section regarding management’s discussion and analysis and the results of the independent auditors’ reviews of the quarterly financial statements;

•	Review and discuss with management and the independent auditors the Corporation's annual audited financial statements and its Form 10-K (prior to filing the same as required by the Exchange Act), including disclosures made in the section regarding management’s discussion and analysis;

•	Review and discuss with management and, where appropriate, the independent auditors, the Corporation’s financial disclosures in its registration statements, press releases, earnings releases, current reports, real time disclosures, call reports or other public disclosures before the same are filed, posted, disseminated or released, including the use of “pro forma” or “adjusted” non-GAAP information, all reconciliations of the same, and any earnings guidance, as well as all financial information provided to rating agencies and/or securities analysts including presentations at industry, investor or other conferences. The only exception to the above is the call report, which shall be reviewed before it is disseminated or released;

•	Review and discuss with the Corporation’s Chief Executive Officer and Chief Financial Officer all matters such officers are required to certify in connection with the Corporation’s Form 10-Q and 10-K or other filings or reports;

•	Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, including any significant changes in the Corporation’s selection or application of accounting principles, the development, selection and disclosure of critical accounting estimates and principles and the use thereof, and analyses of the effect of alternative assumptions, estimates, principles or generally accepted accounting principles (“GAAP”) methods on the Corporation’s financial statements;

•	Discuss with management and the independent auditors the effect of regulatory and accounting initiatives and off-balance sheet transactions on the corporation’s financial statements, conditions or results and any necessary disclosures related thereto;

•	Discuss with management the Corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation’s risk assessment and risk management policies;

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61;

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•	Require that the Corporation’s independent auditors report to the Committee all of the Corporation’s critical accounting policies and procedures and alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditors;

•	Require that the Corporation’s independent auditors share with the Committee all material written communication between the auditors and management;

•	Discuss with the Corporation’s independent auditors, internal auditors, and management their assessments of the adequacy of the Corporation’s internal controls and disclosure controls and procedures;

•	Assess whether management is resolving any internal control weaknesses diligently;

•	Discuss with the Corporation’s independent auditors, internal auditors and management as appropriate the Corporation's FDICIA and Sarbanes Oxley 404 internal controls reports and the attestation of the Corporation’s independent auditors to the same;

•	Discuss with the Corporation’s independent auditors, internal auditors and management as appropriate any weaknesses or deficiencies that any of the foregoing have identified relating to financial reporting, internal controls or other related matters and their proposals for rectifying such weaknesses or deficiencies;

•	Monitor the Corporation’s progress in promptly addressing and correcting any and all identified material weaknesses or significant deficiencies in financial reporting, internal controls or related matters;

•	Receive periodic reports from the independent auditors and appropriate officers of the Corporation on significant accounting or reporting developments proposed by the Financial Accounting Standards Board or the SEC that may impact the Corporation; and

•	Receive periodic reports from independent auditors and appropriate officers of the Corporation on significant financial reporting, internal controls or other related matters of the Corporation's subsidiaries.

C. Independent Auditors

•	Hire, fire, compensate, review and oversee the work of the independent auditors (including resolution of disagreements between management and the auditors regarding financial reporting);

•	Review the experience, rotation and qualifications of the senior members of the independent auditors’ team;

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•	Monitor the independence, qualifications and performance of the independent auditors by, among other things:

1) Obtaining and reviewing a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the same, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation;

2) Evaluating the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and whether the provision of any non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors;

3) Monitor restrictions on the actions of directors, officers, or employees of the Corporation in illegally influencing, coercing, manipulating or misleading the Corporation’s independent auditors including violations of Rule 13b2-2 promulgated under the Exchange Act; and

4) If so determined by the Committee, taking additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•	Meet with the independent auditors prior to each annual audit to discuss the planning and staffing of the audit;

•	Pre-approve all auditing services and permitted non-audit services to be performed for the Corporation by the independent auditors or any other auditing or accounting firm, except as provided in this paragraph. The Committee may establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan and shall review such guidelines with the Board. Pre-approval may be granted by action of the full Committee or, in the absence of such Committee action, by the Committee Chair whose action shall be considered to be that of the entire Committee. Pre-approval shall not be required for the provision of non-audit services if (i) the aggregate amount of all such non-audit services constitutes no more than 5% of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (ii) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit. Approvals of a non-audit service to be performed by the auditors and, if applicable, the guidelines pursuant to which such services were approved, shall be disclosed when required in the Corporation’s annual report on Form 10K as required by Section 13(a) of the Exchange Act;

•	Oversee the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit at least once every five years and considering whether, in order to assure continuing auditor independence, it is appropriate to rotate the auditing firm itself from time to time;

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•	Recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditors who participated in any capacity in an audit of the Corporation, including in particular the prohibition on employment under Section 10A(1) of the Exchange Act as chief executive officer, controller, chief financial officer, chief accounting officer, or any person serving in an equivalent position for the Corporation, during the preceding one-year period;

•	If appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the Corporation’s audit team and any matters of audit quality and consistency; and

•	Require that the independent auditors have access to all necessary Corporation personnel, records or other resources.

D. Internal Audit Function

•	Review and oversee the appointment, performance and replacement of the senior internal audit executive;

•	Review the internal audit plan and assess whether it is consistent with the Corporation's needs;

•	Review the significant reports to management prepared by the internal auditing department and management’s responses;

•	Review and discuss with the internal auditors the results of their work (including their audit report) as well as their control risk assessment;

•	Discuss with the independent auditors and approve the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit; and

•	Require that the internal auditors have access to all necessary Corporation resources.

E. Compliance Oversight

•	Discuss with management and the internal auditors the Corporation’s processes regarding compliance with applicable laws and regulations, obtain reports from management, the Corporation’s senior internal auditing executive and the independent auditors regarding compliance by the Corporation and its subsidiary entities with applicable legal requirements (including suspicious activity reports and regulatory exam reports) and from time to time advise the Board of Directors with respect to the same. Obtain from the independent auditors any reports required to be furnished to the Committee under Section 10A of the Exchange Act or an assurance that Section 10A of the Exchange Act has not been implicated;

•	Review procedures designed to identify related party transactions that are material to the financial statements or otherwise require disclosure;

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•	Establish procedures for the Corporation to obtain or provide the necessary resources and mechanisms for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

•	Discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Corporation’s financial statements or accounting policies;

•	Discuss with the Corporation’s General Counsel legal matters that may have a material impact on the financial statements and that may have an impact on the Corporation’s compliance policies.

F. General

•	Meet as often as the Committee or the Committee Chair determines, but not less frequently than quarterly;

•	On a regular basis, as appropriate, meet separately with management (especially the Chief Financial Officer), the internal auditors, and with the independent auditors;

•	Report to the Board on the Committee’s activities at each Board meeting;

•	Maintain minutes or other records of the Committee’s meetings and activities;

•	Review and assess the quality and clarity of the information provided to the Committee and make recommendations to management and the independent auditors as the Committee deems appropriate from time to time for improving such materials;

•	Form and delegate authority to subcommittees or members when appropriate;

•	Supervise the preparation of the audit committee report to be included in the Corporation’s proxy statement when and as required by the rules of the SEC; and

•	Annually review the performance of the Committee.

In performing their duties and responsibilities, Committee members are entitled to rely in good faith on information, opinions, reports or statements prepared or presented by:

•	One or more officers or employees of the Corporation whom the Committee member reasonably believes to be reliable and competent in the matters presented;

•	Counsel, independent auditors, or other persons as to matters which the Committee member reasonably believes to be within the professional or expert competence of such person; or

•	Another committee of the Board as to matters within its designated authority which committee the Committee member reasonably believes to merit confidence.

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Appendix C

THE BANK OF KENTUCKY FINANCIAL CORPORATION

Nominating and Corporate Governance Committee Charter

I. Membership

The Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of The Bank of Kentucky Financial Corporation (the “Corporation”) shall consist of at least three directors, as determined by the Board, each of whom (a) satisfies the independence requirements under the applicable rules of the NASDAQ Stock Market, LLC, as well as applicable rules and regulations of the Securities and Exchange Commission, and (b) has experience, in the business judgment of the Board, that would be helpful in addressing the matters delegated to the Committee.

The members of the Committee, including the Chair of the Committee, shall be appointed annually by the Board on the recommendation of the Nominating and Corporate Governance Committee. The members shall serve until their resignation, retirement or removal by the Board or until their successors shall be appointed and qualified. Committee members may be removed from the Committee, with or without cause, by a majority vote of the independent directors of the Board then in office. Any member of the Committee may resign at any time by giving written notice to the Chair of the Committee.

II. Purpose

The purpose of the Committee is to carry out the responsibilities delegated by the Board relating to:

(a) the identification of qualified candidates to become Board members;

(b) the selection of nominees to be considered as candidates for the Board, and advising the Board of the nominees recommended to stand for election as directors at the annual meeting of stockholders (or, if applicable, at a special meeting of stockholders at which directors are to be elected);

(c) the recommendation to the Board of any candidates selected to fill any vacancies;

(d) the recommendation to the Board of nominees to serve on each committee of the Board;

(e) the development and recommendation to the Board of a set of corporate governance guidelines and principles applicable to the Corporation and its subsidiaries and to provide oversight and periodic review with respect to such matters; and

(f) any other matters as may be required by the federal securities laws.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Corporation’s Bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval.

III. Duties and Responsibilities

1. The Committee shall review, at least annually and more frequently as may be necessary, (a) the composition of the Board in terms of independence, experience, expertise, and special knowledge required for the effective discharge of their responsibilities and (b) the organization of the Board in terms of procedures, the size and membership, and recommend to the Board, any changes the Committee believes appropriate.

2. The Committee shall evaluate at least annually the performance, authority, operations, and composition of each standing or ad hoc committee of the Board (including any authority of a committee to delegate to a subcommittee) and the performance of each committee member and recommend any changes considered appropriate in the authority, operations, number and membership of each committee, and shall submit to the Board annually (and at any additional times that any committee members are to be selected) recommendations regarding candidates for membership on each such committee.

3. (a) Prior to each annual meeting of stockholders at which directors are to be elected or reelected, the Committee shall recommend candidates for nomination that the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve, including any nominees submitted by stockholders under and in accordance with the provisions of the Corporation’s Bylaws.

(b) After a vacancy arises on the Board or a director advises of his or her intention to resign, the Committee shall recommend a candidate to fill the vacancy that the Committee, in the exercise of its judgment, has found to be well qualified and willing and available to serve.

(c) In considering potential candidates for directors under (a) and (b) above, the Committee may consider the entirety of each candidate’s credentials. Qualifications for consideration may vary according to the particular area of expertise being sought as a complement to the existing composition of the Board. In addition, the Committee may take into account the overall diversity of the Board, including, without limitation, professional background, experience, perspective, age, tenure, ethnicity and gender. The Committee may consider the following criteria, among others the Committee shall deem appropriate, in recommending candidates for election:

(i) the candidate’s judgment, skill, experience with other organizations of comparable purpose, complexity and size, and subject to similar restrictions and oversight;

(ii) possession of personal and professional integrity, ethics and values and having a reputation, both personal and professional, consistent with the image and reputation of the Corporation;

(iii) sound business experience and acumen and the requisite time and ability to attend meetings and fully participate in the activities of the Board

(iv) experience or academic expertise in the Corporation’s industry or familiarity with the issues affecting the Corporation’s business;

(v) the interplay of the candidate’s experience with the experience of other Board members;

(vi) practical and mature business judgment, including the ability to make independent analytical inquiries; and

(vii) the candidate’s relationships with others that might impair his or her independence, including, but not limited to, business, financial or family relationships with management.

4. The Committee shall oversee the Board’s annual review of its performance (including its composition and organization) and will make appropriate recommendations to improve performance.

5. The Committee may make recommendations to the Board regarding the Company’s Certificate of Incorporation and Bylaws.

6. The Committee shall review annually the Corporation’s code of ethics and shall recommend any revisions, amendments or modifications to the Board for approval

7. The Committee shall consider, develop and recommend to the Board such policies and procedures with respect to the nomination of directors or other corporate governance matters as may be required to be adopted or disclosed pursuant to any rules promulgated by the Securities and Exchange Commission or otherwise considered to be desirable and appropriate in the discretion of the Committee.

8. The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide the Board with any recommendations for changes in procedures or policies governing the Committee. In addition, the Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

IV. Outside Advisors

The Committee shall have the sole authority to retain and terminate any search firm used to assist it in identifying director candidates, including sole authority to approve fees payable to such firm and other terms of retention.

The Committee may retain any independent counsel, experts or advisors that the Committee believes to be desirable and appropriate. The Committee may also use the services of the Corporation’s regular legal counsel or other advisors to the Corporation. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

V. Meetings and Procedures

The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agenda for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Corporation’s Bylaws that are applicable to committees.

The Committee shall meet on a regularly scheduled basis at least three times per year and more frequently as the Committee deems necessary or desirable.

The Chair shall report to the Board regarding the activities of the Committee at the next regularly scheduled meeting following meetings of the Committee, including any recommendations to the Board.

Adopted August 19, 2011	______________________________
Herbert H. Works, Secretary

APPENDIX D

CHARTER

OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

THE BANK OF KENTUCKY FINANCIAL CORPORATION

Purpose

The Compensation Committee (the “Committee”) is established by the Board of Directors (the “Board”) of The Bank of Kentucky Financial Corporation (the “Corporation”). The purpose of the Committee is to assist the Board in carrying out its responsibilities relating to compensation of the Corporation’s executive officers (collectively, “Executive Officers”) and directors. The Committee is also responsible for evaluating and making recommendations to the Board regarding the Corporation’s equity-based and incentive compensation plans, policies and programs, as well as performing the duties relating to executive compensation provided for by the Securities and Exchange Commission (the “SEC”) and the rules of the national securities exchange on which the Corporation’s common stock is listed.

Authority and Membership

The members of the Committee shall be appointed annually by the Board. The members of the Committee shall serve until their successors are duly elected and qualified by the Board. The Board shall determine the number of members of the Committee from time to time, but the number will not be less than the minimum number prescribed by applicable law and not less than three (3).

The members of the Committee shall meet the independence requirements prescribed by the NASDAQ Stock Market LLC, or such other exchange or system upon which the securities of the Corporation are currently listed, quoted and/or traded and any standards of independence as may be prescribed for purpose of any federal securities, tax or other laws relating to the Committee’s duties and responsibilities, as interpreted by the Board in its business judgment. At least two members of the Committee shall also qualify as “outside” directors within the meaning of Internal Revenue Code § 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934. One member of the Committee shall be appointed as its Chair by the Board. The Committee members may be removed by the Board in its discretion.

Meetings; Minutes

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chair shall preside at each meeting. The Committee Chair or any two members of the Committee may call a meeting of the Committee. In the event the Committee Chair is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting. The Committee may establish its own rules and procedures for notice and conduct of its meetings provided that they are consistent with the Company’s By-Laws and applicable law.

The Committee will maintain written minutes of its meetings and will be available to each member of the Board. Any action of the Committee (other than actions for which the Committee has sole authority as set forth herein) shall be subject to revision, modification, rescission or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission or alteration.

Committee Responsibilities

Specific responsibilities of the Committee shall include the following:

•	Annually reviewing and recommending to the Board for approval of the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting respecting his or her compensation.

•	Annually reviewing and recommending to the Board for approval of director compensation.

•	Periodically and as and when appropriate, reviewing and recommending to the Board for approval the following as they affect the Executive Officers and making recommendations to the Board with respect to the following as they affect the directors: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and directors and persons who formerly served as Executive Officers and directors, including supplemental retirement benefits and the perquisites provided to them during and after employment.

•	Reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Corporation’s proxy statement and annual report on Form 10-K by the rules and regulations of the SEC with management and, based on such review and discussion, determining whether or not to recommend to the Board that the CD&A be so included.

•	Producing the annual Committee Report for inclusion in the Corporation’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

•	Monitoring the Corporation’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and with all other applicable laws affecting employee compensation and benefits.

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•	Overseeing the Corporation’s compliance with the requirement under the NASDAQ Marketplace Rules that, with limited exceptions, shareholders approve equity compensation plans.

•	Receiving periodic reports on the Corporation’s compensation programs as they affect all employees and/or directors, and publicly disclosing the Charter and any amendments as required by the SEC, Listing Requirements and rules or regulations of any other regulatory body having authority over the Corporation.

•	Making regular reports to the Board.

•	Forming and delegating authority to subcommittees as it deems appropriate.

•	Reviewing and assessing the adequacy of the Committee’s Charter annually and recommending to the Board any necessary or desirable changes to the Charter.

•	Performing any other activities consistent with this Charter, the Corporation’s By-laws, or other functions as the Board deems necessary or appropriate.

Legal, Accounting and Other Advisors

The Committee shall have the sole authority, to the extent it deems necessary or appropriate, to retain and terminate any compensation consultant to be used to assist it in the evaluation of director or Executive Officer compensation and shall have sole authority to approve the consultant’s fees and the other terms and conditions of the consultant’s retention. The Committee shall also have authority, to the extent it deems necessary or appropriate, to retain other advisors. The Company will provide for appropriate funding, as determined solely by the Committee, for payment of compensation to any consulting firm or other advisors employed by the Committee.

* * * * *

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C123456789

The Bank of Kentucky Financial Corporation

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals II, III and V and for ONE YEAR on Proposal IV.

1. ELECTION OF DIRECTORS: For a term expiring in 2013.

01 - Charles M. Berger
02 - John S. Cain
03 - Harry J. Humpert
04 - Barry G. Kienzle
05 - John E. Miracle
06 - Mary Sue Rudicill
07 - Ruth M. Seligman-Doering
08 - Herbert H. Works
09 - Robert W. Zapp

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09
☐	☐	☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
2. The ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for BKFC for the year ended December 31, 2012.	☐	☐	☐
3. The approval, on a non-binding, advisory basis, of the compensation of BKFC's executive officers as disclosed in the accompanying proxy statement.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. The approval, on a non-binding, advisory basis, of the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

	For	Against	Abstain
5. The approval of the BKFC 2012 Stock Incentive Plan.	☐	☐	☐

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print new address below.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT
1 U P X 1 3 5 1 0 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01FQMA

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — THE BANK OF KENTUCKY FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS — APRIL 20, 2012

The undersigned hereby appoints Barry G. Kienzle, Herbert H. Works and Robert W. Zapp, or any of them, with full powers of substitution and resubstitution, to act as proxy or proxies for the undersigned to vote all shares of common stock of The Bank of Kentucky Financial Corporation ("BKFC") that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 20, 2012, at 5:00 p.m., Eastern Daylight Savings Time, at Hilton Cincinnati Airport, 7373 Turfway Road, Florence, Kentucky 41042, and at any and all adjournments thereof (the "Meeting"), as directed on the reverse side of this card.

The Board of Directors recommends a vote "FOR" Proposal I: the election of the directors nominated; "FOR" Proposal II: the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for BKFC for the current fiscal year; "FOR" Proposal III: the approval, on a non-binding, advisory basis, of the compensation of BKFC's executive officers and "FOR" Proposal V: the approval of the BKFC 2012 Stock Incentive Plan. The Board of Directors recommends a vote of "ONE YEAR" for Proposal IV: the approval, on a non-binding, advisory basis, of the frequency of future advisory votes on executive compensation.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS CARD, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NOMINATED, FOR PROPOSALS II, III AND V AND FOR "ONE YEAR" ON PROPOSAL IV. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF BKFC.

This Proxy shall be deemed terminated and of no further force and effect if the undersigned attends and votes in person at the Meeting or gives written notice of revocation or submits a later-dated proxy received by BKFC before the Meeting.

(PLEASE VOTE AND SIGN ON REVERSE SIDE.)

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one holder's signature is required.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.